                                                                    EXHIBIT 4.4

                         STANDARD INDENTURE PROVISIONS

                           INTEL OVERSEAS CORPORATION
                                   AS ISSUER

                               INTEL CORPORATION
                                  AS GUARANTOR

                         Dated as of October 20, 1994

                   TABLE SHOWING REFLECTION IN THESE STANDARD
                 INDENTURE PROVISIONS OF CERTAIN PROVISIONS OF
                      THE TRUST INDENTURE ACT OF 1939(1)



 Provisions of Trust
Indenture Act of 1939                                                                       Indenture Provision
- ---------------------                                                                       -------------------
310(a)(1) and (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.8
310(a)(3) and (4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not applicable
310(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.7; 9.9(a)
310(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not applicable
311(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.12(a)
311(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.12(b)
311(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not applicable
312(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1; 7.2(a)
312(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.2(b)
312(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.2(c)
313(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.4(a)
313(b)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not applicable
313(b)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.4(b)
313(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.4(c)
313(d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.4(d)
314(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.3
314(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not applicable
314(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.5
314(d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not applicable
314(e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.5
314(f)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Not applicable
315(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.1(a)(1)
315(a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.1(a)(2)
315(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.9
315(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.1(b)
315(d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.1(c)
315(e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.7
316(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.1; 8.6
316(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.4
316(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10.1
317(a)(1) and (a)(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.2
317(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.2(6), (7)
318(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.8

____________________
(1) This table is not part of the Standard Indenture Provisions.

                           INTEL OVERSEAS CORPORATION
                         STANDARD INDENTURE PROVISIONS


                             TABLE OF CONTENTS(2)


                                                                                                                            Page
                                                                                                                            ----
ARTICLE 1     DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
      Section 1.1         Certain Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2     SECURITY FORMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
      Section 2.1         Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
      Section 2.2         Form of Trustee's Certificate of Authentication . . . . . . . . . . . . . . . . . . . . . . . . .   7
      Section 2.3         Form of Trustee's Certificate of Authentication by an Authenticating Agent  . . . . . . . . . . .   7
      Section 2.4         Securities Issuable in the Form of a Global Security  . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE 3     THE SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      Section 3.1         Amount Unlimited; Issuable in Series  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      Section 3.2         Form and Denominations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Section 3.3         Authentication and Dating . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Section 3.4         Execution of Securities and Coupons . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      Section 3.5         Registration; Registration of Transfer and Exchange . . . . . . . . . . . . . . . . . . . . . . .  14
      Section 3.6         Mutilated, Destroyed, Lost or Stolen Securities or Coupons  . . . . . . . . . . . . . . . . . . .  16
      Section 3.7         Temporary Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      Section 3.8         Payment of Interest; Interest Rights Preserved  . . . . . . . . . . . . . . . . . . . . . . . . .  18
      Section 3.9         Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      Section 3.10        Computation of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      Section 3.11        Currency and Manner of Payments in Respect of Securities  . . . . . . . . . . . . . . . . . . . .  20
      Section 3.12        Compliance with Certain Laws and Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 4     REDEMPTION OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Section 4.1         Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Section 4.2         Notice of Redemption; Selection of Securities . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Section 4.3         Payment of Securities Called for Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

____________________
(2) This Table of Contents does not constitute part of the Standard Indenture Provisions or have any bearing upon the interpretation of any of its terms and provisions.

ARTICLE 5     SINKING FUNDS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
      Section 5.1         Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
      Section 5.2         Satisfaction of Mandatory Sinking Fund Payments with Securities . . . . . . . . . . . . . . . . .  28
      Section 5.3         Redemption of Securities for Sinking Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 6     CERTAIN COVENANTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 6.1         Payment of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      Section 6.2         Other Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
      Section 6.3         Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE 7     HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE GUARANTOR AND THE TRUSTEE  .. . . . . . . . . . . . . . . .  35
      Section 7.1         Semiannual Lists of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
      Section 7.2         Preservation of Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
      Section 7.3         Periodic Reports by Company and Guarantor . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
      Section 7.4         Trustee's Reports to Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
      Section 7.5         Compliance Certificates and Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE 8     REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT   . . . . . . . . . . . . . . . . . . . . . . . . . .  41
      Section 8.1         Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
      Section 8.2         Collection of Indebtedness by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
      Section 8.3         Application of Moneys Collected by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
      Section 8.4         Limitation on Suits on Indenture; No Limitation on Suits on Securities  . . . . . . . . . . . . .  48
      Section 8.5         Remedies Cumulative; Delay Not To Impair Rights . . . . . . . . . . . . . . . . . . . . . . . . .  49
      Section 8.6         Directions by Holders of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
      Section 8.7         Undertakings for Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
      Section 8.8         Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
      Section 8.9         Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

ARTICLE 9     CONCERNING THE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
      Section 9.1         Certain Duties and Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
      Section 9.2         Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
      Section 9.3         Not Responsible for Recitals or Issuance of Securities  . . . . . . . . . . . . . . . . . . . . .  54
      Section 9.4         May Hold Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
      Section 9.5         Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
      Section 9.6         Compensation and Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
      Section 9.7         Disqualification; Conflicting Interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
      Section 9.8         Corporate Trustee Required; Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
      Section 9.9         Resignation and Removal; Appointment of Successor . . . . . . . . . . . . . . . . . . . . . . . .  56
      Section 9.10        Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
      Section 9.11        Merger, Conversion, Consolidation or Succession to Business . . . . . . . . . . . . . . . . . . .  59
      Section 9.12        Preferential Collection of Claims Against Company . . . . . . . . . . . . . . . . . . . . . . . .  59
      Section 9.13        Appointment of Authenticating Agent  . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . .  64

ARTICLE 10    CONCERNING THE HOLDERS OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
      Section 10.1        Action by Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
      Section 10.2        Proof of Execution of Instruments by Holders of Securities  . . . . . . . . . . . . . . . . . . .  66
      Section 10.3        Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
      Section 10.4        Revocation of Consents; Future Holders Bound  . . . . . . . . . . . . . . . . . . . . . . . . . .  67

ARTICLE 11    HOLDERS' MEETINGS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
      Section 11.1        Purposes of Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
      Section 11.2        Call of Meetings by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
      Section 11.3        Call of Meetings by Company or Holders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
      Section 11.4        Qualifications for Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
      Section 11.5        Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
      Section 11.6        Voting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      Section 11.7        No Delay of Rights by Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

ARTICLE 12    SUPPLEMENTAL INDENTURES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      Section 12.1        Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      Section 12.2        Notice of Supplemental Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
      Section 12.3        Effect of Supplemental Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
      Section 12.4        Notation on Securities and Coupons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
      Section 12.5        Issuance of Securities by Successor Corporation . . . . . . . . . . . . . . . . . . . . . . . . .  74

ARTICLE 13    SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS . . . . . . . . . . . . . . . . . . . . . . . . . .  75
      Section 13.1        Satisfaction and Discharge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
      Section 13.2        Application of Moneys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
      Section 13.3        Repayment of Moneys by Paying Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
      Section 13.4        Unclaimed Moneys  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77

ARTICLE 14    MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
      Section 14.1        Limitation of Individual Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
      Section 14.2        Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
      Section 14.3        Notice to Holders; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
      Section 14.4        Addresses for Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
      Section 14.5        Cross References  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
      Section 14.6        Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
      Section 14.7        Headings Not to Affect Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
      Section 14.8        Trust Indenture Act to Govern . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
      Section 14.9        Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
      Section 14.10       Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79

ARTICLE 15    SUBORDINATION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
      Section 15.1        Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
      Section 15.2        Acceleration of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
      Section 15.3        Default on Company Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
      Section 15.4        Insolvency, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
      Section 15.5        Payments and Distributions Received . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
      Section 15.6        Excess Company Senior Indebtedness Payment, Subrogation, etc. . . . . . . . . . . . . . . . . . .  83
      Section 15.7        No Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
      Section 15.8        Obligations Not Impaired  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

      Section 15.9        Subordination Not Affected, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
      Section 15.10       Changes, Waivers, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
      Section 15.11       Payment in Full of Company Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . .  85
      Section 15.12       Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice . . . . . . . . . . . . .  85
      Section 15.13       Application by Trustee of Moneys Deposited With It  . . . . . . . . . . . . . . . . . . . . . . .  85
      Section 15.14       Securityholders Authorize Trustee to Effectuate Subordination of Securities . . . . . . . . . . .  86
      Section 15.15       Right of Trustee to Hold Company Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . .  86
      Section 15.16       Article 15 Not to Prevent Events of Default or Recourse to Guarantee  . . . . . . . . . . . . . .  86

ARTICLE 16    THE GUARANTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
      Section 16.1        Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
      Section 16.2        Proceedings Against the Guarantor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
      Section 16.3        Guarantee for Benefit of Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . .  89

ARTICLE 17    SUBORDINATION OF GUARANTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
      Section 17.1        Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
      Section 17.2        Default on Guarantor Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
      Section 17.3        Insolvency, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
      Section 17.4        Payments and Distributions Received . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
      Section 17.5        Excess Guarantor Senior Indebtedness Payment, Subrogation, etc. . . . . . . . . . . . . . . . . .  92
      Section 17.6        No Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
      Section 17.7        Obligations Not Impaired  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
      Section 17.8        Subordination Not Affected, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
      Section 17.9        Changes, Waivers, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
      Section 17.10       Payment in Full of Guarantor Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . .  94
      Section 17.11       Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice . . . . . . . . . . . . .  94
      Section 17.12       Application by Trustee of Moneys Deposited with It  . . . . . . . . . . . . . . . . . . . . . . .  95
      Section 17.13       Securityholders Authorize Trustee to Effectuate Subordination of Guarantee  . . . . . . . . . . .  95
      Section 17.14       Right of Trustee to Hold Guarantor Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . .  95

                                   ARTICLE 1

                                  DEFINITIONS

         Section 1.1 Certain Definitions. Except as otherwise expressly provided or unless the context otherwise requires, the following items shall have the meanings specified in this Section 1.1. These definitions shall be applicable to both the singular and the plural form of the terms defined. Except as otherwise expressly provided or unless the context otherwise requires, terms used in this Indenture that are defined in the Trust Indenture Act, or that are by reference in such Act defined in the Securities Act of 1933, as amended, have the meanings specified in the Trust Indenture Act and in the Securities Act of 1933 as in force at the date of the execution of this Indenture.

         "Authenticating Agent" shall mean any authenticating agent appointed by the Trustee pursuant to Section 9.13.

         "Authorized Newspaper" shall mean a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by Section 3.1 with respect to the Securities of any series the terms of which permit Unregistered Securities or Coupon Securities. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

         "Board of Directors" when used with reference to the Company or the Guarantor shall mean the board of directors of the Company or the Guarantor, as the case maybe, or any duly authorized committee of that board.

         "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors of the Company or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day," when used in connection with the name of a city, shall mean any day other than a day on which banking institutions in such city are authorized or required by law to close, and shall otherwise mean each day of the week that is not a day on which banking institutions at the place where any specified act pursuant to this Indenture is to occur are authorized or required by law to close.

         "Commission" shall mean the Securities and Exchange Commission.

         "Company" shall mean Intel Overseas Corporation, a California corporation, until a corporation shall have become a successor pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean the successor corporation.

         "Company Order" and "Company Request" shall mean a written order or written request signed in the name of the Company by its President or a Vice President, and by its Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary and delivered to the Trustee, with a copy to the Guarantor.

         "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Registered Securities for payment or for registration of transfer and exchange, presentation of Unregistered Securities for registration and the location of the Securities Register, "Corporate Trust Office" shall mean the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted.

         "Coupon" shall mean any interest coupon appertaining to any Security.

         "Coupon Security" shall mean any Security authenticated and delivered with one or more Coupons appertaining thereto.

         "Depositary" shall mean the entity, if any, named as the "Depositary" pursuant to Section 3.1 and, subject to the provisions of this Indenture, shall also include its successors and assigns.

         "Dollar" shall mean the coin or currency of the United States of America that is legal tender for the payment of public and private debts at the time of payment.

         "Event of Default":  See Section 8.1.

         "Exchange Rate Officer's Certificate" shall mean a telex or a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal, if any, and interest, if any (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 in the relevant currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Company.

         "Foreign Currency" shall mean a currency issued by the government of any country other than the United States.

         "Fully Registered Security" shall mean any Security registered as to principal and interest, if any.

         "Global Security" shall mean a Security issued to evidence all or a part of any series of Securities that is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered as to principal and interest in the name of the Depositary or its nominee.

         "Guarantee" shall mean the guarantee of the Company's obligations under the Securities by the Guarantor as provided in Article 16 of this Indenture.

         "Guarantor" shall mean Intel Corporation, a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions hereof, and thereafter "Guarantor" shall mean such successor corporation.

         "Holder" shall mean, with respect to a Registered Security, the Person in whose name a particular Registered Security is registered in the Securities Register; and with respect to an Unregistered Security or a Coupon, the bearer thereof.

         "Indenture" shall mean this instrument as originally executed, or as it may be amended or supplemented from time to time as herein provided, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

         The term "interest" when used with respect to noninterest-bearing Securities, means interest payable after maturity.

         "Interest Payment Date" shall mean the Stated Maturity of an installment of interest on the Securities of any series.

         "Officers' Certificate" shall mean a certificate signed by the Chairman or a Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

         "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or the Guarantor.

         "Original Issue Discount Security" shall mean any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 8.1.

         "Outstanding," when used with reference to Securities, shall mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                 (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                 (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency or currency unit shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company, the Guarantor or any other obligor on the Securities) or shall have been set aside and segregated in trust by the Company, the Guarantor or any other obligor on the Securities (if the Company, the Guarantor or any other obligor on the Securities shall act as its own Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that if such Securities are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as provided in Article 4, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                 (c) Securities in lieu of and in substitution for which other Securities shall have been authenticated and delivered pursuant to Section 3.5, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, the Guarantor or any other obligor on the Securities or any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with the Company, the Guarantor or such other obligor (an "Affiliate") shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor on the Securities or any Affiliate of the Company, the Guarantor or such other obligor. In determining whether the

Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 8.1.

         "Overdue Rate" with respect to any series of Securities shall mean the rate so designated relating to such series as contemplated by Section 3.1.

         "Paying Agent" shall mean any person authorized by the Company to pay the principal of, or premium or interest on, any Securities on behalf of the Company.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, shall mean the place or places where the principal of, and premium and interest, if any, on, the Securities of such series are payable as specified pursuant to Section 3.1.

         "Redemption Date," when used with respect to any Security to be redeemed, shall mean the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, shall mean the price, in the currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant to this Indenture, at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" shall mean any Security registered as to principal.

         "Responsible Officer," when used with respect to the Trustee, shall mean the chairman of the board of directors, vice chairman of the board of directors, the president, any vice president, the secretary, the treasurer, any trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" or "Securities" shall mean all debentures, notes or other evidences of indebtedness authenticated and delivered under this Indenture.

         "Stated Maturity," when used with respect to any Security or any installment of interest thereon, shall mean the date specified in such Security or the Coupon, if any, representing such installment of interest as the date on which the principal of, or premium or interest on, if any, such Security is due and payable.

         "Trustee" shall mean the Person named as the "Trustee" in the first paragraph of this Indenture and, subject to the provisions of Article 9, shall also include its successors and assigns. If there shall be more than one Trustee at any one time, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only for those series of Securities with respect to which it is serving as Trustee.

         Except as provided in Section 12.1, "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date of execution of this Indenture.

         "Unregistered Security" means any Security that is not registered as to principal.

         "Yield to Maturity" means the yield to maturity, calculated at the time of issuance of a series of Original Issue Discount Securities, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.


                                   ARTICLE 2

                                 SECURITY FORMS

         Section 2.1 Forms Generally. The Securities of each series, and the Coupons, if any, to be attached thereto, shall be in substantially the form or forms established pursuant to Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Securities and Coupons may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined by the officers executing such Securities and Coupons, as evidenced by their execution of the Securities and Coupons.

         The definitive Securities and Coupons, if any, of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, as evidenced by their execution of such Securities and Coupons, subject, with respect to the Securities of any series, to the rules of any securities exchange on which the Securities of such series are listed.

         Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

         This is one of the Securities of the series designated herein provided for under the within-mentioned Indenture.

                                          [NAME OF TRUSTEE],
                                          as Trustee



                                          By _________________________________
                                               Authorized Officer

         Section 2.3 Form of Trustee's Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent on all Securities of each such series shall be in substantially the following form:

         This is one of the Securities of the series designated herein provided for under the within-mentioned Indenture.

                                          [NAME OF TRUSTEE],
                                          as Trustee

                                          By  [NAME OF AUTHENTICATING AGENT],
                                               Authenticating Agent



                                          By _________________________________
                                               Authorized Officer

         Section 2.4  Securities Issuable in the Form of a Global Security.

         (a) If the Company shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.3 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, such Global Security or Securities, which:

                 (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities;

                 (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee;

                 (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction; and

                 (iv) shall bear a legend substantially to the following effect:

                 "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         Without limiting the foregoing, the Company, the Guarantor and the Trustee shall have no responsibility, obligation or liability with respect to:
(x) the maintenance, review or accuracy of the records of the Depositary or of any of its participating organizations with respect to any ownership interest in or payments with respect to such Global Security, (y) any communication with or delivery of any notice (including notices of redemption) with respect to the series of Securities represented by the Global Security to any Person having any ownership interest in such Global Security or to any of the Depositary's participating organizations or (z) any payment made on account of any beneficial ownership interest in such Global Security.

         (b)     Notwithstanding any other provision of this Section 2.4 or of
Section 3.5, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.5, only to the Depositary or another nominee of the Depositary for such Global Security, or to a successor Depositary for such Global Security selected or approved by the Company or to a nominee of such successor Depositary.

         (c) (i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.1(17) shall no longer be effective with respect to such Global Security and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                 (ii) The Company may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

                 (iii) If specified by the Company pursuant to Section 3.1 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denominations as requested by such Person or the Depositary in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                 (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute, and the Trustee will authenticate and deliver, individual Registered Securities in authorized denominations.
Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section 2.4 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.


                                   ARTICLE 3

                                 THE SECURITIES

         Section 3.1 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to the authority granted in a resolution of the Board of Directors of the Company or established in one or more indentures supplemented hereto, prior to the issuance of any Securities of any series:

                 (1) the title of the Securities of such series (which shall distinguish the Securities of such series from all other series of Securities);

                 (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 2.4, 3.5, 3.6, 3.7, 4.3 or 12.4);

                 (3) the date or dates on which such Securities may be issued;

                 (4) the date or dates, which may be serial, on which the principal and premium, if any, of the Securities of such series is payable;

                 (5) the rate or rates, or the method of determination thereof, at which the Securities of such series shall bear interest, if any; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the record dates, if other than as set forth in Section 3.8, for the determination of Holders to whom interest is payable; and whether any special terms and conditions relating to the payment of additional amounts in respect of payments on the Securities of such series shall in the event of certain changes in the United States federal income tax laws, apply to Unregistered

         Securities of such series or to Registered Securities of such series;

                 (6)      the Place of Payment of such series;

                 (7) the provisions, if any, establishing the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise, and whether any special terms and conditions of redemption shall apply to Unregistered Securities of such series or to Registered Securities of such series;

                 (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices, in the currency or currency unit in which the Securities of such series are payable, at which and the period or periods within which and the terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                 (9) if other than denominations of 1,000 and any integral multiple thereof, in the currency or currency unit in which the Securities of such series are denominated, the denominations in which Securities of such series shall be issuable;

                 (10) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 8.1 or provable in bankruptcy pursuant to
         Section 8.2;

                 (11) whether payment of the principal of, premium, if any, and interest, if any, on the Securities of such series shall be with or without deduction for taxes, assessments or governmental charges, and with or without reimbursement of taxes, assessments or governmental charges paid by Holders;

                 (12) any Events of Default with respect to the Securities of such series, if not set forth herein;

                 (13) if other than the rate of interest stated in the title of the Securities of such series, the applicable Overdue Rate;

                 (14) if the Securities of such series do not bear interest, the applicable dates for the purpose of clause (i) of
         Section 7.1;

                 (15) whether the Securities of such series are to be issued as Registered Securities (with or without Coupons) or Unregistered Securities or both, and, if Unregistered Securities or Coupon Securities are issued, whether Unregistered Securities or Coupon Securities of such series may be exchanged for Registered Securities or Fully Registered Securities of such series and whether Registered Securities or Fully Registered Securities of such series may be exchanged for Unregistered Securities of such series and the circumstances under which and the place or places where any such exchanges, if permitted, may be made;

                 (16) the currency or currencies, or currency unit or currency units (or with reference to any index or indices with respect to a currency or currency unit), whether Dollars or otherwise, in which the Securities of such series or any interest or other amounts payable with respect thereto, including Coupons, are to be denominated, payable, redeemable or repurchasable, as the case may be;

                 (17) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities, and the Depositary for such Global Security or Securities;

                 (18) the terms and conditions, if any, upon which any Securities of such series may or shall be converted into other securities or property; and

                 (19) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the authority granted in such resolution of the Board of Directors of the Company or in any such indenture supplemental thereto.

         Section 3.2 Form and Denominations. In the absence of any specification pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series shall be issuable as Fully Registered Securities in denominations of

1,000 and any integral multiple thereof, and shall be payable in Dollars.

         Section 3.3 Authentication and Dating. At any time and from time to time after the execution and delivery of this Indenture, the Company and the Guarantor may deliver Securities of any series, with appropriate Coupons, if any, attached thereto, executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article 3, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, such Securities to or upon Company Order, without any further action by the Company or the Guarantor. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 9.1) shall be fully protected in relying upon:

                 (1) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such Board Resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

                 (2) an executed supplemental indenture, if any, relating thereto;

                 (3) an Officers' Certificate, which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with; and

                 (4)      an Opinion of Counsel.

         Each Registered Security shall be dated the date of its authentication. Each Unregistered Security of any series shall be dated the date of its authentication, except as otherwise provided pursuant to Section
3.1 with respect to the Securities of such series.

         Section 3.4 Execution of Securities and Coupons. The Securities and the Coupons, if any, appertaining thereto shall be signed in the name or on behalf of the Company by the manual or facsimile signatures of the Chairman of the Board of Directors, any Vice Chairman, the President or any Vice President and additionally, in the case of each Security, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) and attested to by the Secretary or any Assistant Secretary, the signatures of whom may be manual or facsimile. No Security or Coupon appertaining thereto shall be entitled to the benefits of this Indenture or the Guarantee or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form recited above, executed by or on behalf of the Trustee by manual signature. Such certificate by or on behalf of the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

         If any officer of the Company who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before such Securities or Coupons shall have been authenticated and delivered by or on behalf of the Trustee, or disposed of by the Company or the Guarantor, such Securities and Coupons nevertheless may be authenticated, delivered or disposed of as though the individual who signed such Securities or Coupons had not ceased to be such officer of the Company. Furthermore, any Security or Coupon may be signed on behalf of the Company by such individuals as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such individual was not such an officer.

         The Trustee shall not authenticate or deliver any Coupon Security until any matured Coupons appertaining thereto have been detached and cancelled, except as otherwise provided or permitted by this Indenture.

         Section 3.5 Registration; Registration of Transfer and Exchange. Subject to the conditions set forth below or to Section 2.4, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series and having the same terms of other authorized denominations. Securities to be exchanged shall be surrendered together, in the case of Coupon Securities, with all unmatured Coupons and matured Coupons in default appertaining thereto, at the offices or agencies to be maintained by the Company for such purposes as provided in Section 6.2(1), and the Company shall execute or register and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

         The Company shall keep or cause to be kept, at one of such offices or agencies, a register for each series of Securities issued hereunder which may include Registered Securities (hereinafter collectively referred to as the "Securities Register") in which, subject to reasonable regulations it may prescribe, the Company shall provide for the registration of Registered Securities of such series and shall register the transfer of Registered Securities of such series as provided in this Article 3. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee and the Authenticating Agent are hereby appointed "Securities Registrars" for the purpose of registering Registered Securities and registering transfers of Registered Securities as herein provided. Upon due presentment for registration of transfer of any Security of any series at any such office or agency, the Company shall execute and register and the Trustee or any Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Securities of the same series for an equal aggregate principal amount.

         At the option of the Holder thereof, Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms are registrable as to principal only or as to principal and interest, may, to the extent and under the circumstances specified pursuant to Section 3.1, be exchanged for such Registered Securities with Coupons or Fully Registered Securities of such series, as may be issued by the terms thereof. Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms provide for the issuance of Unregistered Securities, may not, except to the extent and under the circumstances specified pursuant to Section 3.1, be exchanged for Unregistered Securities of such series. Securities so issued in exchange for other Securities shall be of like Stated Maturity. Unregistered Securities of any series issued in exchange for Registered Securities of such series between the record date for such Registered Securities and the next Interest Payment Date will be issued without the Coupon relating to such Interest Payment Date, and Unregistered Securities surrendered in exchange for Registered Securities between such dates shall be surrendered without the Coupon relating to such Interest Payment Date.

         Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal, at the office or agency of the Company to be maintained as provided in Section 6.2(1), such Security shall be registered as to principal in the name of the Holder thereof, and such registration shall be noted on such Security. Any Security so registered shall be transferable on the Securities Register of the Company upon presentation of such Security at such office or agency for similar notation thereon, but, to the extent permitted by law, such Security may be discharged from registration by being in a like manner transferred to bearer, whereupon transferability by delivery shall be restored. To the extent permitted by law, Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

         Unregistered Securities and Coupons shall be transferred by delivery. All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Securities Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         Each Security issued upon registration of transfer or exchange of Securities pursuant to this Section 3.5 shall be the valid obligation of the Company, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange.

         No service charge shall be made for any registration or transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.7, Section 4.3, or Section 12.4 not involving any transfer.

         The Company shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed.

         None of the Company, the Guarantor, the Trustee, any Paying Agent or the Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.6 Mutilated, Destroyed, Lost or Stolen Securities or Coupons. If any temporary or definitive Security or Coupon shall become mutilated or be destroyed, lost or stolen, and neither the Company nor the Trustee has been notified that such Security or Coupon has been acquired by a bona fide purchaser, the Company in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen or destroyed Security or Coupon may in its discretion, execute a new Security (with Coupons, if any, attached to the mutilated, destroyed, lost or stolen Security so that neither gain nor loss shall result) or new Coupon, as appropriate. The new Security shall be of the same series, tenor and principal amount, bearing a number, letter or other distinguishing symbol not contemporaneously Outstanding. Upon a Company Request, the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, such new Security or new Coupon in exchange and substitution for the mutilated Security or Coupon, or in lieu of and in substitution for the Security or Coupon so destroyed, lost or stolen, or if any such Security or Coupon shall have matured or shall be about to mature, instead of issuing a substituted Security or Coupon, the Company may pay or authorize the payment of the same without surrender thereof

(except in the case of a mutilated Security or Coupon). Interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States, unless otherwise provided pursuant to Section 3.1. In every case the applicant for a substituted Security or Coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

         Upon the issuance of any substituted Security or Coupon under this
Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and any Authenticating Agent) connected therewith.

         Every substituted Security or Coupon issued pursuant to the provisions of this Section 3.6 because a Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Coupons of the same series duly issued hereunder. The foregoing provisions of this Section 3.6 are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and Coupons and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 3.7 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or typewritten). Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities in lieu of which they are issued. Temporary Securities may be issued as Registered Securities or Unregistered Securities, with or without one or more Coupons attached. Without unreasonable delay, the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the Corporate Trust Office of the Trustee, or, in the case of temporary Securities issued in respect of Unregistered Securities of any series, at the corporate trust office of the Trustee located in a city specified elsewhere in this Indenture or pursuant to
Section 3.1, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series with appropriate Coupons, if any, attached. Such exchange shall be made by the Company at its own expense and without any charge therefor except that if any such exchange involves any registration of transfer, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

         Section 3.8 Payment of Interest; Interest Rights Preserved. The Holder of any Fully Registered Securities at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Securities upon any transfer or exchange after the record date and before such Interest Payment Date. In the case of Coupon Securities, the Holder of any Coupon shall be entitled to receive the interest, if any, payable on such Interest Payment Date, upon surrender on such Interest Payment Date of the Coupon in respect of such interest. Except as otherwise specified as contemplated by Section 3.1, for Fully Registered Securities of a particular series the term "record date" as used in this Section 3.8 with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is fifteenth day of a calendar month and shall mean the close of business on the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day.

         If and to the extent the Company shall default in the payment of interest due in respect of any Fully Registered Securities, such defaulted interest shall be paid by the Company, at its election in each case, as provided either in clause (1) or (2) below:

                 (1) The Company may make payment of any defaulted interest to the Holder of Fully Registered Securities at the close of business on a subsequent record date established by notice given by mail by or on behalf of the Company to such Holder not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest.

                 (2) The Company may make payment of any defaulted interest on the Fully Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Any defaulted interest payment in respect of a Coupon Security of any series shall be payable pursuant to procedures satisfactory to the Trustee so that there is no discrimination between the Holders of Fully Registered Securities and Coupon Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 14.3.

         Subject to the foregoing provisions of this Section 3.8, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 3.9 Cancellation. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer or for credit against any sinking fund, and all Coupons surrendered for payment or exchange, shall, if surrendered to the Company or any Paying Agent or any Securities Registrar, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may destroy cancelled Securities and Coupons and deliver a certificate of such destruction to the Company and the Guarantor or, at the written request of the Company, shall deliver such cancelled Securities and Coupons to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are surrendered to the Trustee for cancellation.

         Section 3.10 Computation of Interest. Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 3.11 Currency and Manner of Payments in Respect of Securities.

         (a) With respect to Registered Securities of any series denominated in Dollars or Foreign Currency and with respect to

Registered Securities of any series denominated in any currency unit, with respect to which the Holders of Securities of such series have not made the election provided for in paragraph (b) below, the following payment provisions shall apply:

                 (1) Except as provided in subparagraph (a)(2) or in subparagraph (e) below, payment of the principal of and premium, if any, on any Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is payable on the payment date against surrender of such Registered Security, and any interest on any Fully Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable to the Person entitled thereto at the address of such Person appearing on the Securities Register.

                 (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Security may also, subject to applicable law and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

         (b) With respect to Registered Securities of any series denominated in any currency unit, the following payment provisions shall apply, except as otherwise provided in paragraphs (e) and (f) below:

                 (1) It may be provided pursuant to Section 3.1 with respect to the Securities of such series that Holders shall have the option to receive payments of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Securities in any of the currencies which may be designated for such election in such Securities by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the record date immediately preceding the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the record date immediately preceding the next payment date to be effective for the payment to be made on such payment date, and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article 4). Any Holder of any such Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable record date will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section
         3.11. Payment of principal of and premium, if any, shall be made on the payment date against surrender of such Security. Payment of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit to the Person entitled thereto at the address of such Person appearing on the Securities Register.

                 (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

         (c) Payment of the principal of and premium, if any, on any Unregistered Security and of interest on any Coupon Security will be made unless otherwise specified pursuant to Section 3.1 or Section 12.1(e) at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currency unit in which the Security is payable (except as provided in paragraph (e) below) on the payment date against surrender of the Unregistered Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any. Except as provided in paragraph (e) below, payment with respect to Unregistered Securities and Coupons will be made by check, subject to any limitations on the methods of effecting such payment specified in the terms of the Security established as provided in Section 3.1 and Section 12.1(e) or required under applicable laws and regulations.

         (d) Not later than the fourth Business Day after the record date for each payment date, the Trustee will deliver to the Company a written notice specifying, in the currency or currency unit in which each series of the Securities is payable, the aggregate amounts of principal of, and premium and interest, if any, on, the Securities to be made on such payment date, specifying the amounts so payable in respect of Fully Registered Securities, Registered Securities with Coupons and Unregistered Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.1, and if at least one Holder has made such election, then not later than the eighth Business Day following each record date the Company will deliver to the Trustee an Exchange Rate Officer's

Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. The Dollar or Foreign Currency amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in such currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate. As used herein, "Official Currency Unit Exchange Rate" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the Dollar calculated by the agency specified pursuant to Section 3.1 for the Securities of the relevant series on the second Business Day (in the city in which such agency has its principal office) immediately preceding the applicable payment date.

         (e) If a Foreign Currency in which any of the Securities are denominated or payable ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if any currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, then with respect to each date for the payment of principal of, and premium and interest, if any, on, the applicable Securities denominated or payable in such Foreign Currency or such currency unit occurring after the last date on which such Foreign Currency or such currency unit was so used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit as determined by the Trustee or the clearinghouse bank, if any, from time to time selected by the Trustee for purposes of this Section (the "Dollar Determination Agent"), as of the record date (the "Valuation Date") in the manner provided in paragraph (g) or (h) below.

         (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in such currency unit, or if any such currency unit ceases to be used for the purpose for which it was established, such Holder shall receive payment in Dollars.

         (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Trustee or the Dollar Determination Agent, if any, as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

         (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Trustee or the Dollar Determination Agent, if any, as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

         (i) For purposes of this Section 3.11, the following terms shall have the following meanings:

         A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit.

         A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the relevant currency unit on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by Specified Amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

         "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Trustee or the Dollar Determination Agent, if any, shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in the United States or in the country of issue of the currency in question, or such other quotations as the Trustee or the Dollar

Determination Agent, if any, shall deem appropriate. Unless otherwise specified by the Trustee or the Dollar Determination Agent, if any, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities. With regard to any currency unit, "Market Exchange Rate" shall mean the rate of exchange as quoted from one or more major banks in the United States, or such other rates of exchange designated from time to time by the Board of Directors pursuant to Section 3.1 or as the Trustee or Dollar Determination Agent, if any, shall deem appropriate.

         All decisions and determinations of the Trustee or the Dollar Determination Agent, if any, regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and the Guarantor and all Holders of the Securities and Coupons, denominated or payable in the relevant currency or currency units. If a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 14.3 to the Holders) specifying the Conversion Date. If any currency unit in which Securities or Coupons are denominated or payable ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 14.3 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Dollar Determination Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

         Section 3.12 Compliance with Certain Laws and Regulations. If any Unregistered Securities or Coupon Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to laws or regulations then applicable to ensure that such Unregistered Securities or Coupon Securities are sold or resold, exchanged, transferred or paid only in compliance with such laws or regulations and without adverse consequences to the Company or the Guarantor.


                                   ARTICLE 4

                            REDEMPTION OF SECURITIES

         Section 4.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity except as otherwise specified as contemplated by Section 3.1 for the Securities of such series.

         Section 4.2 Notice of Redemption; Selection of Securities. If the Company shall desire to exercise the right to redeem all or any part of the Securities of any series (or all or any part of the Unregistered Securities of such series or all or any part of the registered Securities of such series, if the terms and conditions of redemption shall differ with respect to Unregistered Securities and Registered Securities of such series as specified in the terms of such Securities established pursuant to Section 3.1) in accordance with their terms, the Company shall fix a Redemption Date and the Company, or at the option of the Company, the Trustee on behalf of the Company shall provide notice of such redemption at least 30 and not more than 60 days before such Redemption Date to the Trustee and to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in
Section 14.3. Notice given in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         Each such notice of redemption shall specify:

                 (a)      the Redemption Date;

                 (b)      the Redemption Price;

                 (c)      the Place or Places of Payment;

                 (d) that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, together with a brief statement of the facts permitting such redemption;

                 (e) that payment will be made upon presentation and surrender of the applicable Securities;

                 (f) that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for payment must be accompanied by all Coupons, if any, maturing on or after the date fixed for redemption, or the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment;

                 (g) that any interest accrued to the Redemption Date will be paid as specified in the notice; and

                 (h) that on and after the Redemption Date, any interest thereon or on the portions thereof to be redeemed will cease to accrue.

         If less than all the Securities of any series are to be redeemed, the notice of redemption shall specify the numbers of the Securities of such series to be redeemed. If only Unregistered Securities of any series are to be redeemed, and if such Unregistered Securities may be exchanged for Registered Securities, the notice of redemption shall specify the last date on which exchanges of Unregistered Securities for Registered Securities not subject to redemption may be made. If any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security or any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued. In the case of Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities, may make a notation on such Security of the payment of the redeemed portion thereof.

         On or before (but at least one Business Day before, in the case of payments made in a currency or currency unit other than Dollars) the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this Section 4.2, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money in the currency or currency unit in which the Securities of such series and any Coupons appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with accrued interest to such Redemption Date. If the Company is acting as its own Paying Agent, it will segregate such amount and hold it in trust as provided in
Section 6.2(7).

         If fewer than all the Securities of a series are to be redeemed (except in the case of a redemption in whole of the Unregistered Securities, the Coupon Securities, the Registered Securities or the Fully Registered Securities of such series), the Company will give the Trustee written notice not less than 45 days before the Redemption Date of the aggregate principal amount of Securities to be redeemed, and the Trustee shall select, not more than 60 days before the Redemption Date and in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof (in multiples of 1,000 in the currency or currency unit in which the Securities of such series are denominated, except as otherwise set forth in the applicable form of Security) to be redeemed.

         Section 4.3 Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 4.2 or Section 5.3, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date. On and after the Redemption Date (unless the Company shall default in the payment of such Securities at the applicable Redemption Price, together with any interest accrued to the Redemption Date) any interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities and all Coupons, if any, appertaining thereto, at a Place of Payment in such notice specified, such Securities and Coupons or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with any interest accrued thereon to the applicable Redemption Date in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture).

         If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing on or after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Payment Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that, unless otherwise provided pursuant to Section 3.1 or Section 12.1(e), interest represented by Coupons shall be payable only upon presentation and surrender of those

Coupons at an office or agency located outside of the United States.

         Upon presentation of any Security redeemed in part only and the Coupons, if any, appertaining thereto, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series and the Coupons, if any, appertaining thereto, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented.


                                   ARTICLE 5

                                 SINKING FUNDS

         Section 5.1 Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment."

         Section 5.2 Satisfaction of Mandatory Sinking Fund Payments with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company or the Guarantor, or (b) receive credit for Securities of that series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         Section 5.3 Redemption of Securities for Sinking Fund. Not less than 30 days before each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of such series, and the Coupons, if any, appertaining thereto, are payable (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 5.2, and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments (in the currency or currency unit described above) therein referred to, if any, on or before the next succeeding sinking fund payment date. If the Company fails to deliver such certificate (or to deliver the Securities and Coupons, if any, specified in such certificate), the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash (in the currency or currency unit described above) and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in Section 5.2 and without the right to make any optional sinking fund payment, if any, with respect to such series.

         Any sinking fund payment or payments (mandatory or optional) made in cash (in the currency or currency unit described above), plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series, shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund, together with accrued interest, if any, to the applicable Redemption Date. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 6.2(7)) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 5.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 6.2(7)) on the last sinking fund payment date with respect to Securities of such series and not held for the payment of redemption of particular Securities of such series shall be applied by the

Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at maturity. The Trustee shall not convert any currency or currency unit in which the Securities of such series are payable for the purposes of such sinking fund application unless specifically requested to do so by the Company, and any such conversion agreed to by the Trustee in response to such request shall be for the account and at the expense of the Company and shall not affect the Company's obligation to pay the Holders in the currency or currency unit to which such Holders may be entitled.

         The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 4.2 and the Company, or the Trustee on behalf of the Company, shall cause notice of the redemption thereof to be given in the manner provided in Section 4.2, except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 4.3.

         On or before (but at least one Business Day before, in the case of payments made in a currency or currency unit other than Dollars) each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, will segregate and hold in trust as provided in
Section 6.2(7)) in cash (in the currency or currency unit described in the first paragraph of this Section 5.3) a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

         Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series. If, however, the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own Paying Agent) shall redeem such Securities if cash (in currency or currency unit described in the first paragraph of this Section 5.3) sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as provided in the immediately preceding sentence, any moneys (in the currency or currency unit described in the first paragraph of this Section 5.3) in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys (in the currency or currency unit described in the first paragraph of this Section 5.3) thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series and the Coupons, if any, appertaining thereto. Notwithstanding the foregoing, if such Event of Default or default shall have been cured or waived as provided herein, such moneys (in the currency or currency unit described in the first paragraph of this Section 5.3) shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.


                                   ARTICLE 6

                               CERTAIN COVENANTS

         On and after the date of execution of this Indenture and so long as any of the Securities of a series remain Outstanding:

         Section 6.1 Payment of Securities. The Company covenants and agrees to duly and punctually pay or cause to be paid (in the currency or currency unit in which the Securities of such series and Coupons, if any, appertaining thereto are payable, except as otherwise specified as contemplated by Section
3.1 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture) the principal of, and the premium and interest, if any, on, the Securities of such series at the times and places and in the manner provided in such Securities, any Coupons appertaining thereto, and in this Indenture.

         The interest on Coupon Securities shall be payable only upon presentation and surrender of the Coupons for such interest installments as they mature. The interest, if any, on any temporary Unregistered Security shall be paid, as to any interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to other installments of interest, if any, only upon presentation of such Security for notation thereon of the payment of such interest.

         Section 6.2  Other Covenants.

         (1) Office or Agency. The Company covenants and agrees to maintain an office or agency where Registered Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this

Indenture may be served, which office or agency shall initially be the Corporate Trust Office of the Trustee. So long as any Coupon Securities or Unregistered Securities of any series remain Outstanding, the Company will (except as specified pursuant to Section 3.1 or Section 12.1(e)) maintain one or more offices or agencies outside the United States in such city or cities as may be specified elsewhere in this Indenture or as contemplated by Section 3.1, with respect to such series where Coupons appertaining to Securities of such series or Unregistered Securities of such series may be surrendered or presented for payment, or surrendered for exchange pursuant to Section 3.5 and where notices and demands to or upon the Company in respect of Coupons appertaining to Securities of such series or the Unregistered Securities of such series or of this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands in respect of Registered Securities may be made or served at the Corporate Trust Office of the Trustee and the corporate trust office of any Authenticating Agent appointed hereunder, and presentations, surrenders, notices and demands in respect of Coupons appertaining to Securities of any series and Unregistered Securities may be made or served at the corporate trust office of the Trustee in the other city or cities referred to above; and the Company hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices and demands. The Company may also from time to time designate one or more other offices or agencies where the Securities of such series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation.

         (2) Maintenance of Corporate Existence. The Company and the Guarantor each covenant and agree at all times to take or cause to be taken all such action as may from time to time be necessary to maintain, preserve or renew its corporate existence; provided, however, that nothing in this Section 6.2(2) shall prevent any merger or consolidation permitted by Section 6.2(3).

         (3) Consolidations, Mergers, etc. The Company and the Guarantor each covenant and agree not to lease, sell, transfer or otherwise dispose of all or substantially all of its assets to, or consolidate with, or merge into, any other person, firm or corporation, or permit any other person, firm or corporation to merge into it, unless the person, firm or corporation to which such assets shall have been leased, sold, transferred or otherwise disposed of or the corporation formed by such consolidation or the corporation into which it shall have been merged, as the case may be (any such person, firm or corporation, other than the Company or the Guarantor, as the case may be, being herein called the "New Company"), shall expressly assume all of the obligations of the Company or the Guarantor, as the case may be, under the Indenture and the Securities of each series, and unless immediately after any such transaction, no default shall exist in the performance of any of the covenants and conditions of the Indenture or the Securities of any series. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the New Company, the New Company shall succeed to and be substituted for the Company or the Guarantor, as the case may be, with the same effect as if it had been named herein as the Company or the Guarantor, as the case may be, and the predecessor corporation shall be relieved of any further obligation under the Indenture.

         (4) Other Instruments, etc. The Company covenants and agrees, from time to time, upon the written request of the Trustee (which the Trustee, subject to Section 9.1, shall be under no obligation to make), to execute, acknowledge and deliver all such further and additional instruments and take all such further action as may be reasonable or may be required to carry out the intention of the Indenture, and to provide for the payment of the Securities of each series, according to the intent and purposes expressed in the Indenture and in the Securities of such series.

         (5) Permit No Vacancy in Office of Trustee. The Company covenants and agrees, whenever necessary to avoid or fill a vacancy in the office of the Trustee, to appoint a Trustee in the manner provided in Section 9.9, so that there shall be at all times a Trustee with respect to each series of Securities hereunder.

         (6) Agreement with Paying Agent. The Company covenants and agrees that if it shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, the Company will cause such Paying Agent to execute and deliver to the Trustee, an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of Section 6.2(7):

                 (a) that it will hold all sums held by it as such Paying Agent for the payment of the principal of, and premium or interest, if any, on, the Securities of such series (whether such sums have been paid to it by the Company, the Guarantor or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, and the Coupons, if any, appertaining thereto or for the benefit of the Trustee;

                 (b) that it will give the Trustee notice of any default by the Company or the Guarantor (or by any other obligor on the Securities of such series) in the making of any payment of the principal of, or premium or interest, if any, on, the Securities of such series when the same shall be due and payable; and

                 (c) at any time during the continuance of any such default, upon the written request of the Trustee, pay promptly to the Trustee all sums so held in trust by such Paying Agent.

         (7) Money for Securities Payments To Be Held in Trust. The Company covenants and agrees, if it shall act as its own Paying Agent with respect to the Securities of any series, on or before the due date of the principal of, or premium or interest, if any, on, the Securities of such series or the Coupons, if any, appertaining thereto, to set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto, or for the benefit of the Trustee, a sum (in the currency or currency unit in which the Securities of such series are denominated, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture) sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and to notify the Trustee and the Guarantor of such action, or any failure (by it, the Guarantor or any other obligor on the Securities of such series and the Coupons, if any, appertaining thereto) to take such action.

         Whenever the Company shall have one or more Paying Agents with respect to the Securities of any series, it will, before the due date of the principal of, or premium or interest, if any, on, the Securities of such series or the Coupons, if any, appertaining thereto, deposit with a designated Paying Agent a sum (in the currency or currency unit described in the preceding paragraph) sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee at its Corporate Trust Office of its failure so to act, provided that, anything in Subdivisions (6) and (7) of this Section 6.2 to the contrary notwithstanding, the agreement to hold sums in trust as provided therein is subject to the provisions of Section 13.4.

         (8) Compliance Reports. The Company and the Guarantor each covenant and agree to file with the Trustee, not less than annually following the first day of issuance of any series of Securities under this Indenture, a certificate of the principal executive officer, a principal financial officer or a principal accounting officer, stating whether or not, to the knowledge of the signer, the Company or the Guarantor, as the case may be, has complied with all conditions or covenants on its part contained in this Indenture, or if the signer has obtained knowledge of any default by the Company or the Guarantor, as the case may be, in the performance, observance, or fulfillment of any such condition or covenant, specifying each such default and the nature thereof (provided that, for purposes of this subsection (b), compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture).

         Section 6.3 Waiver. The observance of any provision of this Article 6 (except Section 6.1, subsections (5), (6) and (7) of Section 6.2 and Section 6.3) may be waived with respect to any series of the Securities (either generally or in a particular instance and either before or after the time for such observance) if the Company or the Guarantor shall have obtained the consent of the holders of at least a majority in aggregate principal amount of all Outstanding Securities of such series.


                                   ARTICLE 7

                 HOLDERS' LISTS AND REPORTS BY THE COMPANY AND
                         THE GUARANTOR AND THE TRUSTEE

         Section 7.1 Semiannual Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee for the Securities of each series (i) semiannually, not more than 15 days after each record date for the payment of interest, if any, in respect of Securities of such series and on dates in each year to be determined pursuant to Section 3.1 if the Securities of such series do not bear interest, and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Registered Securities of such series, as of the record dates therefor (and on dates to be determined pursuant to Section 3.1 if the Securities of such series do not bear interest); provided, however, that no such list need be furnished so long as the Trustee is the Securities Registrar for such series. Any such list may be dated as of a date not more than 15 days before the time such information is furnished or caused to be furnished and need not include information received after such date. The Company shall also be required to furnish such information known to it concerning the Holders of Coupons and Unregistered Securities. Notwithstanding the foregoing, the Company shall have no obligation to investigate any matter relating to any Holder of an Unregistered Security or any Holder of a Coupon.

         Section 7.2 Preservation of Information. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Securities of each series (1) contained in the most recent list furnished to it as provided in Section 7.1,
(2) received by it in the capacity of Paying Agent for such series (if so acting) hereunder and of Securities Registrar for such series, and (3) filed with it within two preceding years pursuant to the provisions of paragraph (2) of subsection (c) of Section 7.4.

         The Trustee for any series of the Securities may (1) destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent for such series (if so acting) hereunder upon delivering to itself as Trustee a list containing the names and addresses of the Holders of Securities of such series obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee that was compiled from the information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and (4) destroy any information filed with it by Holders of Securities of such series for the purpose of receiving reports pursuant to the provisions of paragraph (2) of subsection (c) of
Section 7.4, but not until two years after such information has been filed with it.

         (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee for such series, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with Holders of Securities of all series for which the Trustee is serving as Trustee with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                 (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 7.2, or

                 (2) inform such applicants as to the approximate number of Holders of Securities of such series or of all series, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 7.2, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities of series for which it is Trustee, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 7.2, a copy of the form of proxy or other communication that is specified in such request. The Trustee shall mail such copies with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or of the Holders of Securities of all series for which it is Trustee, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statements so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders of Securities of such series or to all Holders of Securities of all series for which it is Trustee, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each Holder of the Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee and any Paying Agent shall be held accountable by reason of the disclosure of any information as to the names or addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 7.2, regardless of the source from which such information was derived, or that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made thereunder.

         Section 7.3 Periodic Reports by Company and Guarantor. (a) The Company and the Guarantor each covenant and agree to file with the Trustee for each series of the Securities, within 15 days after the Company or the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules or regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended. If the Company or the Guarantor is not required to file such information, documents or reports pursuant to either of such sections, then the Company and the Guarantor shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, the supplementary or periodic information, documents or reports that may be required pursuant to
Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed or registered on a national securities exchange prescribed from time to time in such rules and regulations.

         (b) The Company and the Guarantor each covenant and agree to file with the Trustee for each series of the Securities and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, additional information, documents and reports with respect to compliance by the Company or the Guarantor with the conditions or covenants provided for in this Indenture required from time to time by such rules and regulations.

         (c) The Company and the Guarantor each covenant and agree to transmit to all Holders of Securities within 30 days after the filing thereof with the Trustee for each series of the Securities, in the manner and to the extent provided in subsection (c) of Section 7.4 with respect to reports pursuant to subsection (a) of Section 7.4, summaries of any information, documents or reports filed by the Company or the Guarantor pursuant to subsection (a) or (b) of this Section 7.3 as may be required by rules and regulations prescribed from time to time by the Commission.

         Section 7.4 Trustee's Reports to Holders. (a) Within 60 days after the first January 1 that is not less than 60 days after the first issuance of Securities of any series under this Indenture, and within 60 days after each subsequent January 1, so long as any Securities are Outstanding hereunder, the Trustee for each series of the Securities shall transmit to all Holders of Securities of such series as hereinafter provided in this Section 7.4 a brief report with respect to any of the following events that may have occurred during the 12 months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

                 (1) any change to its eligibility under Section 9.8, and its qualifications under Section 9.7, or in lieu thereof, if to the best of its knowledge, it has continued to be eligible and qualified under such Sections, a written statement to such effect;

                 (2) the creation of or any material change to a relationship specified in Sections 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

                 (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee if the aggregate of such advances so remaining unpaid equal more than one-half of 1% of the principal amount of the Securities of any series Outstanding on the date of such report;

                 (4) any change to the amount, interest rate or maturity date of all other indebtedness owing by the Company or the Guarantor (or by any other obligor on the Securities of any series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or (6) of subsection (b) of Section 9.12;

                 (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                 (6) any additional issue of Securities of any series for which it is Trustee which the Trustee has not previously reported; and

                 (7) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of
         Section 8.9.

         (b) The Trustee for each series of the Securities shall transmit to all Holders of Securities of such series, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of Section 7.4(a) (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of

Securities of such series Outstanding at such time. Such report shall be transmitted within 90 days after such time.

         (c) Reports pursuant to this Section 7.4 shall be transmitted by mail:

                 (1) to all registered Holders of Registered Securities, as the names and addresses of such Holders appear in the applicable Securities Register;

                 (2) to the Holders of Securities of any series that have, within two years preceding such transmission, filed their names and addresses with the Trustee for such series for that purpose; and

                 (3)      except in the cases of reports pursuant to subsection
         (b) of this Section 7.4, to each Holder of a Security of any series whose name and address is preserved at the time by the Trustee for such series, as provided in subsection (a) of Section 7.2.

         (d) A copy of each such report shall, at the time of such transmission to Holders of Securities of any series, be filed by the Trustee for such series with each stock exchange upon which such Securities are listed and also with the Commission. The Company agrees to notify the Trustee for each series when and as any Securities become listed on any stock exchange.

         Section 7.5 Compliance Certificates and Opinions. Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 6.2(8)) shall include:

                 (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


                                   ARTICLE 8

            REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

         Section 8.1 Events of Default. "Event of Default," whenever used herein with respect to Securities of any series, means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 3.1 hereof (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 15 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), continued for the period of time, if any, and after the giving of notice, if any, designated herein or therein, as the case may be, unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the applicable resolution of the Board of Directors of the Company or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1:

                 (1) a default shall occur in the punctual payment of the principal of and premium, if any, on any Security of such series when and as the same shall become due and payable, at its maturity, or a default shall occur in the making or satisfaction of any sinking fund payment or analogous obligation as and when the same shall become due and payable by the terms of the Securities of such series;

                 (2) a default shall occur in the payment of any installment of interest on any Security of such series as and when the same shall become due and payable, and such default shall continue for 30 days;

                 (3) a default shall occur in the due observance or performance in any material respect of any other covenant, condition or agreement on the part of the Company or the Guarantor in respect of the Securities of such series contained in this Indenture (other than a covenant or agreement in respect of the Securities of such series a default in whose observance is specifically dealt with elsewhere in this Section), and any such default shall continue for 90 days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Company and the Guarantor by the Trustee for such series, which may, in its discretion, give such notice and shall do so at the request pursuant to Section 10.1 of the Holders of at least 25% in principal amount of the Securities of such series at the time Outstanding;

                 (4) by the order of a court of competent jurisdiction, a receiver or liquidator or trustee of the Company or the Guarantor or of any of the property of the Company or the Guarantor shall be appointed and such receiver or liquidator or trustee shall not have been discharged within a period of 120 days, or, by decree of such a court, the Company or the Guarantor shall have been adjudicated bankrupt or insolvent or any substantial part of the property of the Company or the Guarantor shall have been sequestered and such decree shall have continued undischarged and unstayed for a period of 120 days after the entry thereof, or a petition to declare bankrupt or to reorganize the Company or the Guarantor pursuant to any provision of the federal Bankruptcy Code, or pursuant to any other similar statute applicable to the Company or the Guarantor, as now or hereafter in effect, shall be filed against the Company or the Guarantor (and, in the case of any such petition filed pursuant to any provision of a statute which requires the approval of such petition by a court, shall be approved by such a court) and shall not be dismissed within 120 days after such filing;

                 (5) the Company or the Guarantor shall file a petition in voluntary bankruptcy under any provision of any bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law, or (without limitation of the generality of the foregoing) the Company or the Guarantor shall file a petition or answer or consent seeking relief or assisting in seeking relief for the Company or the Guarantor in a proceeding under any of the provisions of the federal Bankruptcy Code, or pursuant to any other similar statute applicable to the Company or the Guarantor, as now or hereafter in effect, or an answer admitting the material allegations of a petition filed against it in such a proceeding, or the Company or the Guarantor or their respective directors or stockholders shall take action seeking the dissolution or liquidation of the Company or the Guarantor (except in connection with a consolidation, merger, sale or conveyance pursuant to Article 6 hereof), or the Company or the Guarantor shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or receivers, or trustee or trustees, or liquidator or liquidators, of it or of all or any part of its property; or

                 (6) any other Event of Default provided in the applicable resolution of the Board of Directors of the Company or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1.

         If an Event of Default with respect to Securities of any series at the time Outstanding shall have occurred and be continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee for such series or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder, by notice in writing to the Company and the Guarantor (and to the Trustee if given by the Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained to the contrary in this Indenture or in the Securities of such series. The provisions of the foregoing sentence, however, are subject to the condition that if, at any time after the principal amount (or if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the following events shall occur:

                 (a) the Company or the Guarantor shall pay or shall deposit with the Trustee for such series a sum sufficient to pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified as contemplated by Section
         3.1 for the Securities of such series and except as provided in Sections 3.11(b), 3.11(e) and 3.11(f) of this Indenture):

                          (i) all matured installments of interest, if any, upon all the Securities of such series,

                          (ii) the principal of, and premium, if any, on, all Securities of such series that shall have become due otherwise than by acceleration (with interest on such principal and premium, if any, and, if payment of the same is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to such series to the date of such payment or deposit), and

                          (iii)  all amounts payable to the Trustee pursuant to
                 Section 9.6; and

                 (b) any and all defaults under this Indenture with respect to such series of Securities, other than the nonpayment of principal of and accrued interest on Securities of such series that shall have become due by acceleration, shall have been remedied, cured or waived, or provision shall have been made therefor to the satisfaction of the Trustee;

then and in every such case, the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and the Guarantor and to the Trustee, may waive all defaults and its consequences; but no such waiver shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

         If the Trustee shall have proceeded to enforce any right under this Indenture or such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor and the Trustee shall be restored to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantor and the Trustee shall continue as though no such proceedings had been taken.

         Section 8.2 Collection of Indebtedness by Trustee. The Company covenants that if:

                 (a) default shall occur in payment of any installment of interest on any Security of any series, and such default shall have continued for a period of 30 days,

                 (b) default shall occur in the payment of the principal of, or premium, if any, on, any Security of any series upon maturity of the Securities of that series, or

                 (c) default shall occur in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series;

then, upon demand of the Trustee for such series, the Company will pay to the Trustee, for the benefit of the Holder of any such Security (or Holders of any such series of Securities in the case of clause (c) above) and the Holders of any Coupons appertaining thereto the whole amount that then shall have become due and payable on any such Security (or Securities of any such series in the case of clause (c) above) and matured Coupons, if any, appertaining thereto for the principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and, as far as payment of the same is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to any such Security (or Securities of any such series in the case of clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 9.6.

         If the Company shall fail to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company, the Guarantor or any other obligor on such Security (or Securities of any such series in the case of clause (c) above) and Coupons and collect in the manner provided by law out of the property of the Company, the Guarantor or any other obligor on such Security (or Securities of any such series in the case of clause (c) above) and Coupons wherever situated the moneys adjudged or decreed to be payable.

         The Trustee for any series of the Securities shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities of such series and for the Holders of any Coupons appertaining thereto, or in both such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities of such series and the Holders of any Coupons appertaining thereto allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Company, the Guarantor or any other obligor on the Securities of such series and any Coupons appertaining thereto or to its creditors or its property. The Trustee for each series of the Securities is hereby irrevocably appointed (and the successive Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, with authority to make or file in the names of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto or on behalf of all the Holders of the Securities of all series and the Holders of any Coupons appertaining thereto for which it is Trustee, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for or on behalf of such Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, as may be necessary or advisable in the opinion of the Trustee in order to have the claims of the Holders of Securities of such series and the Holders of any Coupons appertaining thereto against the Company, the Guarantor or any other obligor on the Securities of such series and any Coupons appertaining thereto and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims. Nothing herein contained, however, shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities of any series or any Holder of any Coupons appertaining thereto, any plan of reorganization or readjustment of the Company, the Guarantor or any other obligor on the Securities of any series and any Coupons appertaining thereto, or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security of any series or any Holder of any Coupons appertaining thereto even though it may otherwise be entitled so to do under any present or future law.

         All rights of action and of asserting claims under this Indenture, or under the Securities of any series or any Coupons appertaining thereto, may be enforced by the Trustee for such series without the possession of any of the Securities of such series or any Coupons appertaining thereto, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities or Coupons in respect of which such action was taken.

         Section 8.3 Application of Moneys Collected by Trustee. Any moneys collected by the Trustee for the Securities of any series under or pursuant to, or as authorized or permitted by, this Article 8, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities or Coupons), shall be applied as follows at the date fixed by the Trustee for distribution of such moneys, upon presentation (except in respect of subdivision FIRST below) of the several Securities and any Coupons appertaining thereto with respect to which such moneys were collected, and stamping thereon of an appropriate legend respecting the payment, if only partially paid, or upon the surrender thereof, if fully paid:

                 FIRST: To the payment of all amounts due the Trustee pursuant to the provisions of Section 9.6;

                 SECOND: If the principal of such Outstanding Securities shall not have become due and shall not be unpaid, to the payment of the interest, if any, on the Securities of such series in the order of maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), so far as it may be enforceable under applicable law, upon the overdue installments at the Overdue Rate or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to such series, such payments to be made ratably to the persons entitled thereto without discrimination or preference;

                 THIRD: If the principal of such Outstanding Securities shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal, premium, if any, and interest, if any, with interest upon any overdue principal and premium, if any, and also (to the extent that such interest has been collected by the Trustee), so far as payment of the same is enforceable under applicable law, upon any overdue installments of interest, if any, at the Overdue Rate or Yield to Maturity (in the case of Original Issue Discount Securities) applicable to such series; and, if such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series then to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal, and premium, if any, over interest, or of interest, if any, over principal, and premium, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any Security of such series over any other Security of such series, or of any Coupon appertaining thereto over any other Coupon appertaining thereto, ratably to the aggregate of such principal, premium, if any, and interest, if any;

                 FOURTH: To the payment of all other amounts payable by the Company or the Guarantor under the terms of this Indenture; and

                 FIFTH: To the payment of the surplus, if any, to the Company, the Guarantor, their respective successors or assigns or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         Section 8.4 Limitation on Suits on Indenture; No Limitation on Suits on Securities. No Holder of any Security of any series or Holder of any Coupons appertaining thereto shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee (or other similar official), or for any other remedy hereunder, unless an Event of Default shall have occurred and be continuing and such Holder previously shall have given to the Trustee for such series written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee for such series to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and shall be expressly covenanted by the taker and Holder of every Security and by the taker and Holder of any Coupon appertaining thereto with every other taker and Holder of any Security and of any Coupon appertaining thereto and the Trustee for the Securities of each series, that no one or more Holders of Securities of any series or of any Coupons appertaining thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities of such series or of any Coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series or of any Coupons appertaining thereto. For the protection and enforcement of the provisions of this Section 8.4, each Holder of Securities of any series or of any Coupons appertaining thereto and the Trustee for such series shall be entitled to such relief as can be given either at law or in equity.

         Nothing contained in this Indenture, in the Securities of any series, or in any Coupon appertaining thereto, shall affect or impair the obligations of the Company and the Guarantor, which are unconditional and absolute, to pay the principal of, and premium or interest, if any, on, the Securities of such series at the places, times and rates, in the amounts and in the coin, currency or currency unit therein and herein prescribed or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security or Coupon, if any, to institute suit to enforce such payment at the due dates expressed in such Security or Coupon, if any, unless such Holder consents thereto.

         Section 8.5 Remedies Cumulative; Delay Not To Impair Rights. All powers and remedies given by this Article 8 to the Trustee for any series of the Securities or to the Holders of such Securities or any Coupons appertaining thereto shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of such Securities or any Coupons appertaining thereto by judicial proceedings or otherwise to enforce the performance or observance of the covenants and agreements contained in this Indenture. No delay or omission of the Trustee or of any Holder of any of the Securities of such series or any Coupons appertaining thereto to exercise any right or power accruing upon any default shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein. Subject to the provisions of Section 8.4, every power and remedy given by this
Article 8 or by law to the Trustee for any series of the Securities or to Holders of the Securities of such series or any Coupons appertaining thereto may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee for such series or by Holders of such Securities or any Coupons appertaining thereto. No waiver of any default hereunder shall extend to or affect any other or subsequent default or impair any rights or remedies consequent thereon.

         Section 8.6 Directions by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for such series or exercising any trust or power conferred on the Trustee.

         Section 8.7 Undertakings for Costs. All parties to this Indenture agree and each Holder of any Security and each Holder of any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for the Securities of any series for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant. The provisions of this Section 8.7, however, shall not apply to any suit instituted by the Trustee for the Securities of any series, to any suit instituted by any Holder of Securities of any series, or group of such Holders holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of such series, or any suit instituted by any Holder of Securities or Coupons for the enforcement of the payment of the principal of, or premium or interest, if any, on, any Security or Coupon on or after the due date expressed in such Security or Coupon, on or after the date fixed for redemption or after such Security or Coupons shall have become due by declaration.

         Section 8.8 Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company or the Guarantor hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate as in effect on the date the Company or the Guarantor shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment, the Company and the Guarantor agree to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company under this Section 8.8 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon. In no event, however, shall the Company or the Guarantor be required to pay more in the currency or currency unit due hereunder or under such Security or Coupon at the Conversion Rate as in effect when payment is made than the amount of currency or currency unit stated to be due hereunder or under such Security or Coupon so that in any event the Company's or the Guarantor's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit.

         For purposes of this Section 8.8, "Conversion Rate" shall mean the spot rate at which, in accordance with the normal banking procedures, the currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted could be purchased with the currency or currency unit due hereunder or under any Security or Coupon from major banks located in the United States or any other principal market for such purchased currency or currency unit.

         Section 8.9 Notice of Default. Within 90 days after the occurrence of a default hereunder with respect to the Securities of any series, the Trustee for such series shall transmit by mail to all Holders of Securities of such series, in the manner and to the extent provided in Section 7.4(c), and give to all Holders of Securities of such series and of Coupons, if any, appertaining thereto as otherwise provided in Section 14.3, notice of such default hereunder with respect to such series known to the Trustee, unless such default shall have been cured or waived. Notwithstanding the foregoing, except in the case of a default in the payment of the principal of, or premium or interest, if any, on, any Security of such series or in the payment of any sinking fund installment or analogous obligation with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series and of Coupons, if any, appertaining thereto. In the case of any default of the character specified in Section 8.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 8.9, the terms "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.


                                   ARTICLE 9

                             CONCERNING THE TRUSTEE

         Section 9.1  Certain Duties and Responsibilities.

         (a)     Except during the continuance of an Event of Default,

                 (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, that a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section 9.1;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                (3) the Trustee for the Securities of any series shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities of such series pursuant to Section 8.6 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series; and

                 (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 9.1.

         Section 9.2 Certain Rights of Trustee. Except as otherwise provided in Section 9.1:

         (a) the Trustee may rely, and shall be protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors of the Company or the Guarantor, as the case may be, may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee for the Securities of any series shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of Securities of such series pursuant to this Indenture, unless such Holders of Securities shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

         Section 9.3 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         Section 9.4 May Hold Securities. The Trustee, any Paying Agent, Securities Registrar, Authenticating Agent or any other agent of the Company, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Section
9.7 and Section 9.12, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar, Authenticating Agent or such other agent.

         Section 9.5 Money Held in Trust. Money in any currency or currency unit held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 9.6  Compensation and Reimbursement.  The Company agrees:

                 (1) to pay to the Trustee for the Securities of each series from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided herein, to reimburse the Trustee for the Securities of each series upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee for the Securities of each series for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section 9.6, the Trustee for the Securities of any series shall have a lien prior to the Securities of all series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, and premium or interest, if any, on, Securities of any series.

         The obligations of the Company under this Section 9.6 to compensate and indemnify the Trustee and to pay and reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under the Indenture and shall survive the satisfaction and discharge of this Indenture.

         Section 9.7 Disqualification; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded (i) the Trustee's interest under this Indenture with respect to Securities of any particular series of Securities other than that series and (ii) any interest of the Trustee under the Indenture, dated as of May 1, 1985, between the Company, the Guarantor, as Guarantor, and Wachovia Bank and Trust Company, N.A., as Trustee, as amended or supplemented, and the securities issued thereunder. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in Section 310(b) of the Trust Indenture Act.

         Section 9.8 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder for the Securities of each series, which shall be at all times either:

                 (1) a corporation organized and doing business under the laws of the United States or of any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territory or District of Columbia authority; or

                 (2) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of its supervising or examining authority, then for the purposes of this
         Section 9.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 9.8, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 9. Neither the Company or the Guarantor nor any Person directly or indirectly controlling, controlled by or under common control with the Company or the Guarantor shall serve as Trustee for the Securities of any series issued hereunder.

         Section 9.9  Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee for such series pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.10.

         (b) The Trustee, or any trustee or trustees hereafter appointed, for the Securities of any series may resign at any time with respect to one or more or all such series of Securities by giving written notice thereof to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee for Securities of any series shall not have been delivered to the Trustee for such series within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee for such series.

         (c) The Holders of a majority in aggregate principal amount of the Securities of one or more series (each voting as a class) or all series at the time Outstanding for which the Trustee is serving as Trustee may at any time remove the Trustee with respect to any or all such series, as the case may be, and nominate with respect to any or all such series, as the case may be, a successor Trustee by written notice of such action to the Company and the Guarantor, the Trustee for the applicable series and the nominee successor Trustee. The nominee Trustee shall be deemed appointed as successor Trustee with respect to any or all of such series, as the case may be, unless within 10 days after such nomination the Company objects thereto, in which case the Trustee so removed or any Holder of Securities of the applicable series may petition any court of competent jurisdiction for an appointment of a successor Trustee with respect to such series.

         (d)     If at any time:

                 (1) the Trustee for the Securities of any series shall fail to comply with Section 310(b) of the Trust Indenture Act with respect to such series after written request therefor by the Company or by any Holder of Securities who has been a bona fide Holder of a Security or Securities of such series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act,

                 (2) the Trustee for the Securities of any series shall cease to be eligible under Section 9.8 with respect to such series and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

                 (3) the Trustee for the Securities of any series shall become incapable of acting with respect to such series, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, (i) the Company may remove the Trustee with respect to such series, or (ii) subject to Section 8.7, any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for such series.

         (e) The Company shall give notice of such resignation and each removal of the Trustee and each appointment of a successor Trustee for the Securities of any series by providing notice of such event to the Holders of Securities of such series in the manner and to the extent provided in Section
14.3. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 9.10 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee;

but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property or money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 9.6. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         In case of the appointment hereunder of a successor Trustee for the Securities of one or more (but not all) series, the Company, the Guarantor, the predecessor Trustee and each successor Trustee for the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee for the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

         No successor Trustee for a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall with respect to such series be qualified and eligible under this Article.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 9.10, the Company shall provided notice of the succession of such Trustee hereunder to the Holders of Securities of any applicable series and to the Holders of Coupons, if any, appertaining thereto in the manner and the extent provided in Section 14.3. If the Company fails to provide such notice within 10 days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

         Section 9.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee for such series hereunder, provided such corporation shall, with respect to such series, be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Securities of one or more series shall have been authenticated, but not delivered, by the Trustee for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and if at that time any of such Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of the Trustee or such successor to the Trustee.

         Section 9.12 Preferential Collection of Claims Against Company.

         (a) Subject to subsection (b) of this Section 9.12, if the Trustee for the Securities of any series shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or any other obligor on the Securities of such series within three months before a default, as defined in subsection (c) of this Section 9.12, or after such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold a special account for the benefit of the Trustee individually, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities (as defined in subsection (c) of this Section 9.12) the following:

                 (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Section 9.12(a), or from the exercise of any right of setoff which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                 (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

                 (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in cases or proceedings for reorganization or for any related or similar purpose pursuant to the federal Bankruptcy Code or applicable state law;

                 (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held before the beginning of such three-month period;

                 (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 9.12, would occur within three months; or

                 (D) to receive payment on any claim referred to in paragraph (B) or (C) above, against the release of any property held as security for such claim provided in paragraphs (B) or (C) above, as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D) above, property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

         If the Trustee for the Securities of any series shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in cases or proceedings for reorganization or for any related or similar purpose pursuant to the federal Bankruptcy Code or other applicable federal or state law, the same percentage of their claims. The percentage referred to in the preceding sentence shall be determined before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the claims of the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in cases or proceedings for reorganization or for any related or similar purpose pursuant to the federal Bankruptcy Code or other applicable federal or state law, but after crediting thereon receipts on account of the indebtedness represented by their claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in cases or proceedings for reorganization or for any related or similar purpose pursuant to the federal Bankruptcy Code or other applicable federal or state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or cases or proceedings for reorganization or for any related or similar purpose is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment in whole or in part, to give the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities with respect to their claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee that has resigned or been removed with respect to any series of the Securities after the beginning of such three-month period shall be subject to the provisions of this subsection with respect to such series as though such resignation or removal had not occurred. If any Trustee has so resigned or been removed before the beginning of such three-month period, it shall be subject to the provisions of this subsection with respect to such series if and only if the following conditions exist:

                 (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee for such series, occurred after the beginning of such three-month period; and

                 (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

         (b) There shall be excluded from the operation of subsection (a) of this Section 9.12 a creditor relationship arising from:

                 (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                 (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of the applicable series of Securities and the Holders of the Coupons, if any, appertaining thereto, at the time and in the manner provided in this Indenture;

                 (3) disbursements made in the ordinary course of business in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, trustee under an indenture, or other similar capacity;

                 (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 9.12;

                 (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                 (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptance or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 9.12.

         (c)     For the purposes of this Section 9.12 only:

                 (1) The term "default" means any failure to make payment in full of the principal of, or interest on, any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable.

                 (2) The term "other indenture securities" means securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) that are outstanding under any other indenture (i) under which the Trustee is also trustee; (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

                 (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                 (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                 (5) The term "Company" means any obligor upon the Securities, including the Guarantor.

         Section 9.13 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee for such series of Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Securities for which it is serving as Trustee. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of his Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. For all purposes of this Indenture (except in the case of original issuance and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities), the authentication and delivery of Securities by any Authenticating Agent pursuant to this Section 9.13 shall be deemed to be the authentication and delivery of such Securities by the Trustee, and whenever this Indenture requires (except in the case of original issuance and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities) that the Trustee shall authenticate and deliver Securities, such authentication and delivery by an Authenticating Agent shall be deemed to be authentication and delivery by the Trustee. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state thereof, authorized under such laws to exercise corporate trust powers, having combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.

         Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company and the Guarantor. The Trustee for any series of Securities may at any time terminate the agency of any Authenticating Agent for such series by giving written notice of termination to such Authenticating Agent and to the Company and the Guarantor.

         Upon receiving such a notice of resignation or upon such a termination, or if at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.13 with respect to one or more or all series of Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Securities of such series or any Coupons appertaining thereto in the manner and to the extent provided in
Section 14.3. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Securities of such series agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment subject to the provisions of Section 9.6. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.


                                   ARTICLE 10

                      CONCERNING THE HOLDERS OF SECURITIES

         Section 10.1 Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of
Article 11, or (c) by combination of such instrument or instruments and any such record of such a meeting of Holders. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 30 days before the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 7.1 of this Indenture before such application. If the record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         Section 10.2 Proof of Execution of Instruments by Holders of Securities. Subject to the provisions of Sections 9.1, 9.2 and 11.5, proof of the execution of any instrument by a Holder of a Security or of any Coupon (or his agent or proxy) and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

                 The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds that the person executing such instrument acknowledged to him the execution thereof or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         The ownership of Registered Securities of any series shall be proved by the Securities Register for such series or by a certificate of the Securities Registrar for such series; the ownership of Unregistered Securities of any series and Coupons shall be proved by proof of possession reasonably satisfactory to the Trustee.

         The record of any Holders' meeting shall be proved in the manner provided in Section 11.6.

         Section 10.3 Persons Deemed Owners. The Company, the Guarantor, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.8), if such Registered Security is a Fully Registered Security, interest, if any, on, such Registered Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary. The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon, whether or not the Security to which such Coupon appertained be registered, as the absolute owner of such Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Security or Coupon be overdue, and neither the Company, the Guarantor, the Trustee, any Paying Agent nor any Security Registrar shall be affected by notice to the contrary. All such payments so made to any Holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

         Section 10.4 Revocation of Consents; Future Holders Bound. At any time before (but not after) the evidencing to the Trustee, as provided in
Section 10.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security, the number, letter, or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action, may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 10.2, revoke such action so far as concerns such Security. Otherwise, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and any Coupon appertaining thereto and of any Securities and Coupons issued in exchange or substitution therefor, whether or not any notation in regard thereto is made upon such Security or Coupons or such other Security or Coupons.


                                   ARTICLE 11

                               HOLDERS' MEETINGS

         Section 11.1 Purposes of Meetings. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article 11 for any of the following purposes:

                 (1) to give any notice to the Company, to the Guarantor or to the Trustee for the Securities of such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 9;

                 (2) to remove the Trustee for such series and nominate a successor Trustee pursuant to the provisions of Article 9;

                 (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 12.1(g); or

                 (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

         Section 11.2 Call of Meetings by Trustee. The Trustee for the Securities of any series may at any time call a meeting of Holders of Securities of such series to take any action specified in Section 11.1, to be held at such time and at such place as the Trustee for such series shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner and to the extent provided in Section
14.3. Such notice shall be given not less than 20 nor more than 90 days before the date fixed for the meeting.

         Section 11.3 Call of Meetings by Company or Holders. If at any time the Company, the Guarantor or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or the Guarantor or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.1, by giving notice thereof as provided in Section 11.2.

         Section 11.4 Qualifications for Voting. To be entitled to vote at any meeting of Holders, a person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the Securities of the series with respect to which such meeting is being held and its counsel and any representatives of the Company or the Guarantor and their counsel.

         Section 11.5 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee for the Securities of any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall determine to be necessary or advisable.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or the Guarantor or by Holders of the Securities of such series as provided in Section 11.3, in which case the Company or the Guarantor or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the vote of the holders of a majority in principal amount of the Securities represented at the meeting.

         Subject to the proviso in the definition of "Outstanding," at any meeting each Holder of Securities with respect to which such meeting is being held (or proxy therefor) shall be entitled to one vote for each 1,000 (in the currency or currency unit in which such Securities are denominated) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in such definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of other Holders of such series. At any meeting of Holders, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 11.2 or Section 11.3 may be adjourned from time to time by the holders of a majority in principal amount of the Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 11.6 Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in triplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to the record the original reports of the inspectors of votes on any vote by ballot taken at such meeting and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that notice was mailed as provided in Section 11.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting, and one of the triplicates shall be delivered to each of the Company, the Guarantor and the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 11.7 No Delay of Rights by Meeting.  Nothing contained in this
Article 11 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.


                                   ARTICLE 12

                            SUPPLEMENTAL INDENTURES

         Section 12.1 Supplemental Indentures. The Company, the Guarantor and the Trustee for the Securities of any or all series may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                 (a) if deemed appropriate by the Company or the Guarantor, as the case may be, or required by law, to evidence the succession of another corporation to the Company or to the Guarantor, or respective successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company or the Guarantor under the Indenture and the Securities;

                 (b) to add to the covenants of the Company or the Guarantor such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Securities and the Coupons, if any, appertaining thereto as their Board of Directors respectively and the Trustee for such series shall consider to be necessary or advisable for the protection of the Holders of such Securities;

                 (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not be inconsistent with the provisions of this Indenture and that shall not adversely affect the interests of the Holders of any Securities or the Coupons, if any, appertaining thereto in any material respect;

                 (d) to establish the form or terms of Securities of any series and the Coupons, if any, appertaining thereto as permitted by
         Section 3.1;

                 (e) to permit payment in the United States of principal, premium or interest on Unregistered Securities or of interest on Coupon Securities;

                 (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 9.10; or

                 (g) if and to the extent authorized by the consent (evidenced as provided in Section 10.1) of the Holders of at least a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, to make such other changes in or additions to or eliminations from the Indenture as such Holders, the Guarantor and the Company may deem necessary or advisable; provided, however, that no such supplemental indenture shall (i) without the consent of the Holder of each Outstanding Security of each such series affected thereby:

                          (1) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Security of such series, or reduce the principal amount thereof or the premium, if any, or the rate of interest, if any, thereon or change the Place of Payment, or the currency or currency unit in which any Security of such series or any premium or interest therein is payable, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 8.1 or adversely affect the right of repayment, if any, at the option of the Holder, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or deprive the Holders of any Security of any of the benefits of the Guarantee; or

                          (2) reduce the requirements of Section 12.5 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                          (3)     modify any of the provisions of this Section
                 12.1 or Section 6.3, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holders of each Security of such series affected thereby;

         or (ii) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

         It shall not be necessary for the consent of the Holders under this
Section 12.1 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Any such supplemental indenture, and this Indenture as so supplemented, shall conform to the requirements of the Trust Indenture Act of 1939, as amended and in force at the date of execution of such supplemental indenture.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture (a) that has expressly been included solely for the benefit of one or more particular series of Securities and the Coupons, if any, appertaining thereto, or (b) that modifies the rights of the Holders of Securities of such series or any Coupons appertaining thereto with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or any Coupons appertaining thereto.

         The Trustee with respect to any series of Securities affected by such supplemental indenture is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but such Trustee shall not be obligated to enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 12.2 Notice of Supplemental Indenture. Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to Section 12.1(g), the Company shall notify as provided in
Section 12.1(g) all Holders of any series of Securities and of any Coupons appertaining thereto affected by such supplemental indenture as to the general terms and substance of such supplemental indenture.

         Section 12.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 12, this Indenture shall be, and shall thereafter be deemed to be, modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee for the Securities of such series, the Company, the Guarantor and Holders of any Securities of such series or of any Coupons appertaining thereto shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be, and shall thereafter be deemed to be, part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series and of any Coupons appertaining thereto.

         Section 12.4 Notation on Securities and Coupons. Securities of any series (including any Coupons appertaining thereto) affected by any supplemental indenture that are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article 12 may bear a notation in form approved by the Trustee for such series as to any matter provided for in such supplemental indenture. If the Company, the Guarantor or the Trustee shall so determine, new Securities of any series and any Coupons appertaining thereto so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company and the Guarantor, respectively, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company and the Guarantor, authenticated by the Trustee and delivered in exchange for the Securities of such series and any Coupons appertaining thereto then Outstanding.

         Section 12.5 Issuance of Securities by Successor Corporation. If the Company shall be consolidated with or merged into any other corporation or corporations, or shall convey or transfer all or substantially all its property as an entirety, the successor corporation formed by such consolidation or into which the Company shall have been merged or which shall have received such conveyance or transfer, upon causing the supplemental indenture referred to in
Section 12.1(a) to be executed and delivered, shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the party of the first part and in all of the Securities and the Coupons, if any, appertaining thereto as obligor. Thereupon and thereafter, such successor corporation may cause to be executed, either in its own name or in the name of Intel Overseas Corporation, or delivered to the appropriate Trustee for authentication, any or all of the Securities and any Coupons appertaining thereto issuable hereunder. Upon the order of such successor corporation in lieu of the Company, or subject to all the terms, conditions and restrictions prescribed in this Indenture, the Trustee for the Securities of the appropriate series shall authenticate and delivery any Securities of such series and any Coupons appertaining thereto which shall have been previously executed and delivered by the Company to the Trustee for authentication, and any Securities and Coupons appertaining thereto which such successor corporation shall thereafter, in accordance with the provisions of this Indenture, cause to be executed and delivered to the Trustee for such purpose. Changes in phraseology and form (but not in substance) may be made in such Securities and Coupons that are appropriate in view of such consolidation or merger or conveyance or transfer. All the Securities and Coupons, when issued by such successor corporation shall in all respects have the same legal rank and benefit under this Indenture as the Securities and the Coupons appertaining thereto theretofore or thereafter issued, as though all of such Securities and Coupons had been issued as of the date of the execution hereof.


                                   ARTICLE 13

           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

         Section 13.1 Satisfaction and Discharge. This Indenture shall cease to be of further effect with respect to a certain series (except as to any rights of registration of transfer or exchange of Securities herein expressly provided for) if the Company or the Guarantor has paid or caused to be paid all sums payable by the Company or the Guarantor hereunder with regard to such series and if:

                 (a) the Company or the Guarantor shall deliver to the Trustee for the Securities of such series for cancellation all Securities of all series and the Coupons, if any, appertaining thereto for which such Trustee is Trustee theretofore authenticated (other than any Securities of such series and any Coupons that shall have been destroyed, lost or stolen) and not theretofore cancelled, or

                 (b) all the Securities of all such series and the Coupons, if any, appertaining thereto not theretofore cancelled or delivered to the applicable Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year, or are to be called for redemption within one year under arrangement satisfactory to the Trustee for the giving of notice of redemption, and the Company or the Guarantor shall deposit with the Trustee as trust funds the entire amount sufficient (or obligations of or guaranteed as to principal and interest by, the United States of America, which shall not contain provisions permitting the redemption thereof at the option of the issuer thereof, the principal of, and interest on which due, and without any reinvestment thereof, will provide moneys that, together with the moneys, if any, deposited with or held by the Trustee or any Paying Agent at the same time, shall be sufficient) to pay at maturity or upon redemption all of the Securities of all such series and the Coupons, if any, appertaining thereto (other than any Securities and Coupons that shall have been destroyed, lost or stolen and in lieu of or substitution for which other Securities and Coupons shall have been authenticated and delivered) not theretofore cancelled or delivered to the Trustee for cancellation, including principal due or to become due to such date of maturity or Redemption Date, as the case may be.

Any cash received from such principal or interest payments on such obligations deposited with the Trustee as described in paragraph (b) above, if not then needed for such purpose, shall, to the extent practicable, be reinvested in obligations of the type described in paragraph (b) above maturing at times and in amounts sufficient to pay when due the principal of, and interest or premium, if any, to become due on, Securities on and prior to such redemption date or maturity date thereof, as the case may be, and interest earned from such reinvestments shall be paid to the Company or the Guarantor, as received by the Trustee, free and clear of any trust, lien or pledge.

         Upon satisfaction of the above requirements, and upon receipt of a written request from the Company or the Guarantor, the Trustee shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to all such series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for). The written request from the Company or the Guarantor referred to in the preceding sentence shall be accompanied by an Officers' Certificate complying with the provisions of Section 7.5, stating that all conditions precedent relating to the satisfaction and discharge of the Indenture with respect to all such series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) have been complied with, and an Opinion of Counsel, complying with the provisions of Section 7.5, stating that in the opinion of such counsel such conditions precedent have been complied with. Thereafter, the Company shall reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

         Section 13.2 Application of Moneys. All moneys deposited with the Trustee pursuant to Section 13.1 shall be held in trust by the Trustee and applied by it to the payment, either directly or through any Paying Agent for such series (including the Company acting as its own Paying Agent), to the Holders of the particular Securities and the Coupons, if any, appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, and premium and interest, if any.

         Section 13.3 Repayment of Moneys by Paying Agents. Except as provided in Section 13.4, upon the satisfaction and discharge of this Indenture with respect to the Securities of any series and the Coupons, if any, appertaining thereto all moneys with respect to such series then held by any Paying Agent for such series under the provisions of this Indenture shall, upon demand of the Company or the Guarantor, be repaid to it and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         Section 13.4 Unclaimed Moneys. Any moneys deposited with the Trustee for the Securities of any series and the Coupons, if any, appertaining thereto for the payment of the principal of, and premium or interest, if any, on, Securities of such series and the Coupons, if any, appertaining thereto and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series and the Coupons, if any, appertaining thereto under applicable law shall be transferred by the Trustee to the appropriate Persons in accordance with applicable laws. Thereafter, the Holder of any such Securities or Coupons entitled to receive such payment shall look only to such Persons for the payment thereof.


                                   ARTICLE 14

                            MISCELLANEOUS PROVISIONS

         Section 14.1 Limitation of Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or Coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, the Guarantor or of any successor corporation, either directly or through the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. It is expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or the Guarantor or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Coupons or implied therefrom. Any such personal liability of any nature, either at common law or in equity or by constitution or statute, of, and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and Coupons, if any.

         Section 14.2 Successors. All the covenants, stipulations, promises and agreements contained in this Indenture by or in behalf of the Company or the Guarantor shall bind their successors and assigns, whether so expressed or not.

         Section 14.3 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Fully Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders as their names and addresses appear in the Securities Register within the time prescribed, and (2) if any of the Securities affected by such event are Unregistered Securities or Coupon Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders in the manner and to the extent provided in Section 7.4(c) and if published in an Authorized Newspaper or Newspapers in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by Section 3.1 on a Business Day at least twice (the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice). Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. If, by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Unregistered Securities or of Coupons as provided above, then notification to Holders of Unregistered Securities or of Coupons given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

         Section 14.4 Addresses for Notices. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee for the Securities of any series or by the Holders of Securities of any series or of any Coupons appertaining thereto on the Company or the Guarantor may be sent by registered mail, hand delivered or sent by overnight courier, addressed (until another address is filed by the Company with the Trustee) to the Company or the Guarantor at Intel Corporation, Attention:
Treasurer, 2200 Mission College Boulevard, Santa Clara, CA 95052. Any notice, direction, request or demand by any Holder of Securities of any series to or upon the Trustee for such series or of any Coupons appertaining thereto shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office of the Trustee, and, in respect of

Unregistered Securities or Coupons, at the corporate trust office of the Trustee referred to in Section 6.2(1). Any notice or demand required or permitted under this Indenture shall be in the English language, except that any published notice may be in the official language of the country of publication.

         Section 14.5 Cross References. All references herein to "Articles," "Section" and other subdivisions are to the corresponding Articles or other subdivisions of this Indenture; and the words "herein," "hereof," "hereby," "hereunder," "hereinbefore" and "hereinafter" and other words of similar purport refer to this Indenture generally and not to any particular Article, Section, or other subdivision hereof.

         Section 14.6 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         Section 14.7 Headings Not to Affect Construction. The headings of the Articles, Sections and other subdivisions hereof are for convenience only and shall not affect the construction hereof.

         Section 14.8 Trust Indenture Act to Govern. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         Section 14.9 Legal Holidays. In any case where the date of maturity of interest on or principal of or premium, if any, on the Securities or Coupons or the date fixed for redemption or repayment of any Security shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (notwithstanding any other provisions of this Indenture or of the Security or Coupons) payment of such interest on or principal of or premium, if any, on the Securities and Coupons need not be made on such date in such Place of Payment but may be made on the next succeeding Business Day in such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, as the case may be, and no interest shall accrue for the period from and after such date of maturity or date fixed for redemption or repayment.

         Section 14.10 Governing Law. This Indenture and each Security for all purposes shall be governed by and construed in accordance with the laws of the State of California, unless with respect to Securities of a series it is provided that the laws of another jurisdiction will govern.


                                   ARTICLE 15

                          SUBORDINATION OF SECURITIES

         Section 15.1 Subordination. Notwithstanding anything to the contrary in this Indenture or the Securities of any series, or any Coupons appertaining thereto, the Company, for itself, its successors and assigns, covenants and agrees and each Holder of the Securities of any series by his acceptance thereof likewise covenants and agrees that the payment of principal, premium, if any, and interest in respect of the indebtedness issued pursuant to this Indenture shall be junior and subordinate and subject in right of payment to all Company Senior Indebtedness as provided in this Article 15.

         As used in this Article 15, "Company Senior Indebtedness" shall mean
(a) all indebtedness of the Company for money borrowed (including purchase-money obligations with an original maturity in excess of one year) or evidenced by debentures, notes or other corporate debt securities or similar instruments issued by the Company; (b) indebtedness or obligations of the Company constituting a guarantee of indebtedness of or an obligation of others of the type referred to in (a) above; or (c) any modification, extension, renewal or refunding of any of the indebtedness or obligations referred to in
(a) or (b) above, unless, in the case of any particular indebtedness or obligation, modification, extension, renewal or refunding, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness or other obligation or such modification, extension, renewal or refunding thereof is not superior in right of payment to the Securities.

         Section 15.2 Acceleration of Securities. If any of the Securities of any series are declared or become due and payable before their Stated Maturity because of the occurrence of an Event of Default hereunder (under circumstances when the provisions of Section 15.4 shall not be applicable), then all Company Senior Indebtedness shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property (whether in respect of principal, premium, if any, or interest) shall be made in respect of the Securities of such series.

         Section 15.3 Default on Company Senior Indebtedness. Unless and until all Company Senior Indebtedness shall have been paid in full in accordance with its terms, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or agree to make:

                 (a) any payment or prepayment (in cash or property, by set-off or otherwise), direct or indirect, of principal, premium, if any, or interest in respect of any of the Securities (or any indebtedness subordinated to the Securities), and no such payment shall be due or payable or shall be accepted by any Holder of any such Securities, or

                 (b) any redemption, purchase or other acquisition, direct or indirect, of any Securities (or any indebtedness subordinated to the Securities), and no Holder of any Securities shall be a party to any such redemption, purchase or other acquisition, or

                 (c) any payment on account of a sinking fund for any of the Securities (except sinking-fund payments made in Securities acquired by the Company before the occurrence of an event of default with respect to Company Senior Indebtedness), if an event of default with respect to any Company Senior Indebtedness (as defined in any agreement pursuant to which Company Senior Indebtedness shall have been issued) shall have occurred and be continuing or if any such action would constitute an event of default on the part of the Company in respect of any Company Senior Indebtedness or any instrument or agreement relating thereto and such event of default shall be continuing.

         As used in this Article 15 or Article 17, "Subsidiary" shall mean any corporation (or any other person treated by the Company or the Guarantor, as the case may be, for its accounting purposes as a corporation) of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or the Guarantor, as the case may be, or by any one or more Subsidiaries, or by the Company or the Guarantor, as the case may be, and one or more Subsidiaries.

         Section 15.4 Insolvency, etc. In the event of (i) any insolvency or bankruptcy proceeding, or any receivership, liquidation or other similar proceeding in connection therewith, relative to the Company or its property, or
(ii) any proceeding for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors, or (iv) any distribution, division, marshalling or application of any of the properties or assets of the Company or the proceeds thereof, to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then in any such event:

                 (a) all Company Senior Indebtedness shall first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made by the Company in respect of any of the Securities;

                 (b) all principal of and premium, if any, and interest on the Securities shall (notwithstanding the terms of Section 15.3) become due and payable, and any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable by the Company in respect of any of the Securities (including any payment or distribution in respect of any of the Securities by reason of any other indebtedness of the Company being subordinated to the Securities), shall be paid or delivered directly to the holders of Company Senior Indebtedness at the time outstanding (or their respective representatives), or to the trustee or trustees under any indenture under which any instruments evidencing any of such Company Senior Indebtedness may have been issued, ratably according to the respective aggregate amounts remaining unpaid thereon, until all Company Senior Indebtedness shall have been paid in full (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights of the Company Senior Indebtedness and the holders thereof with respect to the Securities by lawful plan of reorganization under applicable bankruptcy law), and the Holders of the Securities at the time outstanding irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries;

                 (c) the Holders of the Securities at the time outstanding irrevocably authorize and empower (without imposing any obligation on) each holder of Company Senior Indebtedness at the time outstanding and such holder's representatives to demand, sue for, collect and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action (including the right to vote such Company Senior Indebtedness holder's ratable share of the Securities) in the name of the Holders of the Securities or otherwise, as such Company Senior Indebtedness holder or such holder's representatives may determine to be necessary or appropriate for the enforcement of this
         Section 15.4; and

                 (d) the Holders of the Securities shall execute and deliver to each holder of Company Senior Indebtedness and such holder's representatives all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be requested by such holder or such holder's representatives, in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Securities.

         Section 15.5 Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Trustee or any Holder of any of the Securities in contravention of any of the terms hereof and before all Company Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Company Senior Indebtedness at the time outstanding (or their respective representatives), or to the trustee or trustees under any indenture under which any instruments evidencing any of such Company Senior Indebtedness may have been issued, for application to the payment of all Company Senior Indebtedness remaining unpaid, ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all such Company Senior Indebtedness in full. In the event of the failure of the Trustee (pursuant to Section 15.4) or any Holder of any of the Securities to endorse or assign any such payment, distribution or security, each holder of Company Senior Indebtedness and each such holder's representative is hereby irrevocably authorized to endorse or assign the same.

         Section 15.6 Excess Company Senior Indebtedness Payment, Subrogation, etc. If cash, securities or other property otherwise payable or deliverable to the holders of the Securities shall have been applied, pursuant to Section 15.4 or 15.5, to the payment of Company Senior Indebtedness in full, then in such case, the Holders of the Securities (a) shall be entitled to receive from the holders of the Company Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Company Senior Indebtedness in excess of the amount sufficient to pay all Company Senior Indebtedness in full, and (b) shall be subrogated to any rights of the holders of Company Senior Indebtedness to receive all further payments or distributions applicable to the Company Senior Indebtedness, until all principal of and premium, if any, and interest on the Securities shall have been paid in full. No such payments or distributions received by the Holders of the Securities, by reason of such subrogation, of cash, securities or other property, which otherwise would be paid or distributed to the holders of Company Senior Indebtedness, shall, as between the Company and its creditors (other than the holders of the Company Senior Indebtedness), on the one hand, and the Holders of the Securities, on the other hand, be deemed to be a payment by the Company to or on account of the Securities.

         Section 15.7 No Security. So long as any of the Company Senior Indebtedness shall not have been paid in full, the Company shall not, and shall not permit any of its Subsidiaries to, give and the Holders of the Securities shall not demand, accept or receive any security, direct or indirect, for any Securities.

         Section 15.8 Obligations Not Impaired.  Nothing contained in this
Article 15 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holder of any Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holder thereof the principal of, premium, if any, and interest thereof as and when the same shall become due and payable in accordance with the terms thereof, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Company Senior Indebtedness, or is intended to or shall prevent the Trustee or the Holder of any Securities, upon the occurrence of an Event of Default, from exercising all rights, powers and remedies otherwise provided herein or permitted by applicable law, all subject to the rights, if any, of the holders of Company Senior Indebtedness under this Article 15 to receive cash, securities or other property otherwise payable or deliverable to the Holders of the Securities. Upon any distribution of assets of the Company referred to in this Article 15, the Trustee, subject to the provisions of Section 9.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Company Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 15.

         Section 15.9 Subordination Not Affected, etc.  The terms of this
Article 15, the subordination effected hereby and the rights of the present or future holders of the Company Senior Indebtedness, shall not be affected by (a) any amendment of or addition or supplement to any Company Senior Indebtedness or any instrument or agreement relating thereto, (b) any exercise or nonexercise of any right, power or remedy under or in respect of any Company Senior Indebtedness or any instrument or agreement relating thereto, (c) any sale, exchange, release or other transaction affecting all or any part of the property at any time pledged or mortgaged to secure, or however securing, Company Senior Indebtedness, (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay, noncompliance or other action, inaction or omission, in respect of any Company Senior Indebtedness or this Indenture or any instrument or agreement relating thereto, (e) any act or failure to act on the part of the Company, or (f) any act or failure to act, in good faith, by any such holder, whether or not any Holder of any Securities shall have had notice or knowledge of any of the foregoing.

         Section 15.10 Changes, Waivers, etc. Neither this Article 15 nor any terms hereof may be changed or waived except with the prior written consent of the holders of all of the Company Senior Indebtedness at the time outstanding. Neither the Securities nor any term thereof may be changed, waived or cancelled in any manner that would have any adverse effect upon the rights of the holders of the Company Senior Indebtedness at the time outstanding.

         Section 15.11 Payment in Full of Company Senior Indebtedness. For all purposes of this Article 15, Company Senior Indebtedness shall not be deemed to have been paid in full unless (a) the holders thereof (or their duly authorized representatives) shall have received cash or readily marketable securities, taken at their then market value, equal to the amount of Company Senior Indebtedness at the time outstanding, or (b) other equitable provisions have been effected by action of a court of competent jurisdiction or agreement among the holders of Company Senior Indebtedness.

         Section 15.12 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from one or more holders of Company Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article 9, shall be entitled to assume that no such facts exist.

         Section 15.13 Application by Trustee of Moneys Deposited With It. Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Company with the Trustee or any payment agent (whether or not in trust) for the payment of the principal of or premium, if any, or interest on any Securities shall be subject to the provisions of this Article 15 except that, if prior to the date on which by the terms of this Indenture any such moneys may become payable for any purpose (including the payment of either the principal of or the interest or premium, if any, on any Securities) the Trustee

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shall not have received with respect to such moneys the notice provided for in
Section 15.12, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

         Section 15.14 Securityholders Authorize Trustee to Effectuate Subordination of Securities. Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 15 and appoints the Trustee his attorney-in-fact for such purpose, including taking action on behalf of the Holders of the Securities, when required, as specified in Section 15.4 and including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its or his Securities in the form required in such proceedings and causing such claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holder or holders of Company Senior Indebtedness are hereby authorized to and have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of such Securities.

         Section 15.15 Right of Trustee to Hold Company Senior Indebtedness. The Trustee shall be entitled to all of the rights set forth in this Article 15 in respect of any Company Senior Indebtedness at any time held by it to the same extent as any other holder of Company Senior Indebtedness, and nothing in
Article 9 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

         Section 15.16 Article 15 Not to Prevent Events of Default or Recourse to Guarantee. The failure to make a payment on account of principal, interest or sinking fund by reason of any provision in this Article 15 shall not be construed as preventing the occurrence of an Event of Default under Section 9.1 or recourse against the Guarantor by the Holders of the Securities on the Guarantee in accordance with Article 16 hereof.





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                                   ARTICLE 16

                                 THE GUARANTEE

         Section 16.1 Guarantee. The Guarantor hereby unconditionally guarantees to the Holders from time to time of the Securities (a) the full and prompt payment of the principal of and any premium on any Security when and as the same shall become due, whether at the maturity thereof, by acceleration, redemption or otherwise and (b) the full and prompt payment of any interest on any Security when and as the same shall become due and payable. Each payment by the Guarantor with respect to any Security shall be paid in the currency or currency unit specified in this Indenture or the related resolution of the Board of Directors of the Company or supplemental indenture for payments on such Security. Each and every default in the payment of the principal of or interest or any premium on any Security shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         The obligations of the Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect until the entire principal of and interest and any premium on the Securities shall have been paid or provided for in accordance with the provisions of this Indenture, and such payment shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to, or the consent of, the Guarantor:

         (a) the waiver, surrender, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Company under this Indenture or the Securities;

         (b) the failure to give notice to the Guarantor of the occurrence of an Event of Default;

         (c) the waiver, compromise or release of the payment, performance or observance by the Company or the Guarantor of any or all of the obligations, covenants or agreements of either of them contained in this Indenture;

         (d) the extension of the time for payment of any principal of or interest or any premium on any Security or for any other payment under this Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of this Indenture;

         (e) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in this Indenture or the Securities;

         (f) the taking or the omission of any of the actions referred to in this Indenture and any of the actions under the Securities;

         (g) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in this Indenture, or any other act or acts on the part of the Trustee or any of the Holders from time to time of the Securities or of any interest coupons appertaining thereto;

         (h) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Company or any of the assets of any of them, or any allegation or contest of the validity of the Guarantee in any such proceeding;

         (i) to the extent permitted by law, the release or discharge by operation of law of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Indenture;

         (j) to the extent permitted by law, the release or discharge by operation of law of the Company from the performance or observance of any obligation, covenant or agreement contained in this Indenture;

         (k) the default or failure of the Guarantor or the Trustee fully to perform any of its obligations set forth in this Indenture or the Securities; or

         (l) the invalidity of this Indenture or the Securities or any part of any thereof.

         The Guarantor shall be subrogated to all rights of the Holder of any Securities of any series against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions hereof; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and interest and any premium on all Securities of that series shall have been paid in full.

         Section 16.2 Proceedings Against the Guarantor. In the event of a default in the payment of principal of or any premium on any Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on any Security when and as the same shall become due, the Trustee shall have the right to proceed first and directly against the Guarantor under this Indenture without first proceeding against the Company or exhausting any other remedies which it may have and without resorting to any other security held by the Trustee.

         The Trustee shall have the right, power and authority to do all things it deems necessary or advisable to enforce the provisions of this Indenture relating to the Guarantee and protect the interests of the Holders of the Securities or coupons appertaining thereto and, in the event of a default in payment of the principal of or any premium on any Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on any Security when and as the same shall become due, the Trustee may institute or appear in such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of its rights and the rights of the Holders of Securities, whether for the specific enforcement of any covenant or agreement in this Indenture relating to the Guarantee or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. Without limiting the generality of the foregoing, in the event of a default in payment of the principal of or interest or any premium on any Security when due, the Trustee may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Guarantor and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Guarantor, wherever situated.

         Section 16.3 Guarantee for Benefit of Holders of Securities. The Guarantee contained in this Indenture is entered into by the Guarantor for the benefit of the Holders from time to time of the Securities and of any Coupons appertaining thereto. Such provisions shall not be deemed to create any right in, or to be in whole or in part for the benefit of any Person other than, the Trustee, the Guarantor, the Holders from time to time of the Securities and of any coupons appertaining thereto, and their permitted successors and assigns.


                                   ARTICLE 17

                           SUBORDINATION OF GUARANTEE

         Section 17.1 Subordination. Notwithstanding anything to the contrary in this Indenture or the Securities of any series, or any Coupons appertaining thereto, the Guarantor, for itself, its successors and assigns, covenants and agrees and each Holder of the Securities of any series by his acceptance thereof likewise covenants and agrees that all payments in respect of the Guarantee shall be junior and subordinate and subject in right of payment to all Guarantor Senior Indebtedness as provided in this Article 17.

         As used in this Article 17, "Guarantor Senior Indebtedness" shall mean
(a) all indebtedness of the Guarantor for money borrowed (including purchase-money obligations with an original maturity in excess of one year) or evidenced by debentures, notes or other corporate debt securities or similar instruments issued by the Guarantor; (b) indebtedness or obligations of the Guarantor constituting a guarantee of indebtedness of or an obligation of others of the type referred to in (a) above; or (c) any modification, extension, renewal or refunding of any of the indebtedness or obligations referred to in (a) or (b) above, unless, in the case of any particular indebtedness or obligation, modification, extension, renewal or refunding, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness or other obligation or such modification, extension, renewal or refunding thereof is not superior in right of payment to the Guarantee.

         Section 17.2 Default on Guarantor Senior Indebtedness. Unless and until all Guarantor Senior Indebtedness shall have been paid in full in accordance with its terms, the Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or agree to make any payment or prepayment (in cash or property, by set-off or otherwise), direct or indirect, in respect of the Guarantee (or any indebtedness subordinated to the Guarantee), and no such payment shall be due or payable or shall be accepted by any Holder of Securities, if an event of default with respect to any Guarantor Senior Indebtedness (as defined in any agreement pursuant to which Guarantor Senior Indebtedness shall have been issued) shall have occurred and be continuing or if such action would constitute an event of default on the part of the Guarantor in respect of any Guarantor Senior Indebtedness or any instrument or agreement relating thereto and such event of default shall be continuing.

         Section 17.3 Insolvency, etc. In the event of (i) any insolvency or bankruptcy proceeding, or any receivership, liquidation or other similar proceeding in connection therewith, relative to the Guarantor or its property, or (ii) any proceeding for voluntary liquidation, dissolution or other winding-up of the Guarantor, whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors, or (iv) any distribution, division, marshalling or application of any of the properties or assets of the Guarantor or the proceeds thereof, to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then in any such event:

                 (a) all Guarantor Senior Indebtedness shall first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made by the Guarantor in respect of the Guarantee;

                 (b) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable by the Guarantor in respect of the Guarantee (including any payment or distribution in respect of the Guarantee by reason of any other indebtedness of the Guarantor being subordinated to the Guarantee), shall be paid or delivered directly to the holders of Guarantor Senior Indebtedness at the time outstanding (or their respective representatives), or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the respective aggregate amounts remaining unpaid thereon, until all Guarantor Senior Indebtedness shall have been paid in full (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights of the Guarantor Senior Indebtedness and the holders thereof with respect to the Securities by lawful plan of reorganization under applicable bankruptcy law), and the Holders of the Securities at the time outstanding irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries;

                 (c) the Holders of the Securities at the time outstanding irrevocably authorize and empower (without imposing any obligation on) each holder of Guarantor Senior Indebtedness at the time outstanding and such holder's representatives to demand, sue for, collect and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action (including the right to vote such Guarantor Senior Indebtedness holder's ratable share of the Securities) in the name of the Holders of the Securities or otherwise, as such Guarantor Senior Indebtedness holder or such holder's representatives may determine to be necessary or appropriate for the enforcement of this Section 17.3; and

                 (d) the Holders of the Securities shall execute and deliver to each holder of Guarantor Senior Indebtedness and such holder's representatives all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be requested by such holder or such holder's representatives, in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Securities.

         Section 17.4 Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Trustee or any holder of any of the Securities in contravention of any of the terms hereof and before all Guarantor Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Guarantor Senior Indebtedness at the time outstanding (or their respective representatives), or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all such Guarantor Senior Indebtedness in full. In the event of the failure of the Trustee (pursuant to Section 17.3) or any holder of any of the Securities to endorse or assign any such payment, distribution or security, each holder of Guarantor Senior Indebtedness and each such holder's representative is hereby irrevocably authorized to endorse or assign the same.

         Section 17.5 Excess Guarantor Senior Indebtedness Payment, Subrogation, etc. If cash, securities or other property otherwise payable or deliverable to the holders of the Securities shall have been applied, pursuant to Section 17.3 or 17.3, to the payment of Guarantor Senior Indebtedness in full, then in such case, the Holders of the Securities (a) shall be entitled to receive from the holders of the Guarantor Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount sufficient to pay all Guarantor Senior Indebtedness in full, and (b) shall be subrogated to any rights of the holders of Guarantor Senior Indebtedness to receive all further payments or distributions applicable to the Guarantor Senior Indebtedness, until all amounts due and payable in respect of the Guarantee shall have been paid in full. No such payments or distributions received by the Holders of the Securities, by reason of such subrogation, of cash, securities or other property, which otherwise would be paid or distributed to the holders of Guarantor Senior Indebtedness, shall, as between the Guarantor and its creditors (other than the holders of the Guarantor Senior Indebtedness), on the one hand, and the Holders of the Securities, on the other hand, be deemed to be a payment by the Guarantor to or on account of the Guarantee.

         Section 17.6 No Security. So long as any of the Guarantor Senior Indebtedness shall not have been paid in full, the Guarantor shall not, and shall not permit any of its Subsidiaries to, give and the Holders of the Securities shall not demand, accept or receive any security, direct or indirect, for the Guarantor's obligation in respect of the Guarantee.

         Section 17.7 Obligations Not Impaired.  Nothing contained in this
Article 17 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Guarantor and the Holder of any Securities, the obligation of the Guarantor in respect of the Guarantee, which is absolute and unconditional, in accordance with Article 16, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Guarantor other than the holders of the Guarantor Senior Indebtedness, or is intended to or shall prevent the Trustee or the Holder of any Securities from exercising all rights, powers and remedies otherwise provided herein or permitted by applicable law, all subject to the rights, if any, of the holders of Guarantor Senior Indebtedness under this Article 17 to receive cash, securities or other property otherwise payable or deliverable to the Holders of the Securities in respect of the Guarantee. Upon any distribution of assets of the Guarantor referred to in this Article 17, the Trustee, subject to the provisions of Section 9.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Guarantor Senior Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 17.

         Section 17.8 Subordination Not Affected, etc.  The terms of this
Article 17, the subordination effected hereby and the rights of the present or future holders of the Guarantor Senior Indebtedness, shall not be affected by
(a) any amendment of or addition or supplement to any Guarantor Senior Indebtedness or any instrument or agreement relating thereto, (b) any exercise or nonexercise of any right, power or remedy under or in respect of any Guarantor Senior Indebtedness or any instrument or agreement relating thereto,
(c) any sale, exchange, release or other transaction affecting all or any part of the property at any time pledged or mortgaged to secure, or however securing, Guarantor Senior Indebtedness, (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay, noncompliance or other action, inaction or omission, in respect of any Guarantor Senior Indebtedness or this Indenture or any instrument or agreement relating thereto, (e) any act or failure to act on the part of the Guarantor, or (f) any act or failure to act, in good faith, by any such holder, whether or not any Holder of any Securities shall have had notice or knowledge of any of the foregoing.

         Section 17.9 Changes, Waivers, etc. Neither this Article 17 nor any terms hereof may be changed or waived except with the prior written consent of the holders of all of the Guarantor Senior Indebtedness at the time outstanding. Neither the Securities nor any term thereof may be changed, waived or cancelled in any manner that would have any adverse effect upon the rights of the holders of the Guarantor Senior Indebtedness at the time outstanding.

         Section 17.10 Payment in Full of Guarantor Senior Indebtedness. For all purposes of this Article 17, Guarantor Senior Indebtedness shall not be deemed to have been paid in full unless (a) the holders thereof (or their duly authorized representatives) shall have received cash or readily marketable securities, taken at their then market value, equal to the amount of Guarantor Senior Indebtedness at the time outstanding, or (b) other equitable provisions have been effected by action of a court of competent jurisdiction or agreement among the holders of Guarantor Senior Indebtedness.

         Section 17.11 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Guarantor or from one or more holders of Guarantor Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Article 9, shall be entitled to assume that no such facts exist.

         Section 17.12 Application by Trustee of Moneys Deposited with It. Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Guarantor with the Trustee or any payment agent (whether or not in trust) for payment in respect of the Guarantee shall be subject to the provisions of this Article 17 except that, if prior to the date on which by the terms of this Indenture any such moneys may become payable for any purpose the Trustee shall not have received with respect to such moneys the notice provided for in Section 17.11, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

         Section 17.13 Securityholders Authorize Trustee to Effectuate Subordination of Guarantee. Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 17 and appoints the Trustee his attorney-in-fact for such purpose, including taking action on behalf of the Holders of the Securities, when required, as specified in Section 17.4 and including, in the event of any dissolution, winding-up, liquidation or reorganization of the Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Guarantor, the immediate filing of a claim for amounts due and payable in respect of the Guarantee in the form required in such proceedings and causing such claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holder or holders of Guarantor Senior Indebtedness are hereby authorized to and have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of such Securities.

         Section 17.14 Right of Trustee to Hold Guarantor Senior Indebtedness. The Trustee shall be entitled to all of the rights set forth in this Article 17 in respect of any Guarantor Senior Indebtedness at any time held by it to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in Article 9 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.